                                                      REGISTRATION NO. 333-14927
                                                       REGISTRATION NO. 811-7883

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.......

                         Post-Effective Amendment No. 24

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 24

                                   ICON Funds
               (Exact Name of Registrant as Specified in Charter)

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (303) 790-1600

                              Donald Salcito, Esq.
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|_|  immediately upon filing pursuant to paragraph (b)

|X|  on June 1, 2006 pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)

|_|  on ______________ pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on ______________ pursuant to paragraph (a)(2) of rule 485.

PROSPECTUS


ICON FUNDS

CLASS A SHARES


- JUNE 1, 2006


ICON CORE EQUITY FUND


ICON COVERED CALL FUND

ICON EQUITY INCOME FUND

ICON LONG/SHORT FUND


ICON ASIA-PACIFIC REGION FUND

ICON EUROPE FUND

ICON INTERNATIONAL EQUITY FUND



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ICON FUNDS(R) LOGO]

                                                               TABLE OF CONTENTS


ICON'S INVESTMENT APPROACH                                                     2

FUND SUMMARIES                                                                 3
  ICON Core Equity Fund                                                        4
  ICON Covered Call Fund                                                       8
  ICON Equity Income Fund                                                     13
  ICON Long/Short Fund                                                        18
  ICON Asia-Pacific Region Fund                                               23
  ICON Europe Fund                                                            28
  ICON International Equity Fund                                              34

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                    38

THE FUNDS' INVESTMENT MANAGER                                                 42

ABOUT YOUR INVESTMENT                                                         44
  Your Share Price                                                            44
  Investing in the ICON Funds                                                 46
  Classes of Shares, Sales Charge and Distribution Arrangements               48
  Opening an Account                                                          53
  Doing Business with the ICON Funds                                          56
  Redeeming Shares                                                            58
  Transaction Policies                                                        60
  For More Information About Your Account                                     63
  Establishing Additional Services                                            64

DIVIDENDS AND OTHER DISTRIBUTIONS                                             65

TAXES                                                                         66

FINANCIAL HIGHLIGHTS                                                          67

ICON FUNDS PRIVACY POLICY                                                     74

ICON'S INVESTMENT APPROACH

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.


We believe the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinisic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.

The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields provide us with a view to the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis. We use these fundamentals to analyze our database of the hundreds of companies included in the 147 separate industries, that change over time, and nine basic market sectors defined in the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to its current market price to arrive at a "value-to-price" ratio for each stock, and in turn, develop a value-to-price ratio for each of the 147 industries.


In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.


We focus on industry and sector rotation within the international marketplace and buy underpriced securities in specific industries, sectors, and countries when our system indicates they are on sale and poised to assume market leadership. We compute a value-to-price ratio for the foreign securities in our database to determine whether industries, sectors and a country's securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

We view the bond market as an asset class with different sectors defined by duration and quality. We believe that bonds in sectors that were leaders become overpriced relative to intrinisic value, and bonds in sectors that were not in favor drop below intrinsic value. We sell sectors we believe are overpriced and buy sectors we believe are underpriced to attempt to capture developing sector themes. Bond investments are based on valuation and not on economic or interest rate forecasts. We determine valuation using interest and principal payments which are discounted to present value. We compare this valuation to the current market price to determine which bonds are underpriced or overpriced.


                                   ONE MARKET

                                        ^
                                        |

                                  NINE SECTORS

                                        ^
                                        |


                               147 S&P INDUSTRIES*


                                        ^
                                        |

                           ICON's INVESTMENT DATABASE


*These industries may change over time.


[SIDENOTE]

THINKING OUTSIDE THE BOX

MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTION ON THE MARKET CAPITALIZATION OF ITS INVESTMENTS.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, AND LARGE-SIZE COMPANIES BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.

VALUATION DISCIPLINE

THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE THAT STOCK PRICES HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages 4 to 37.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. FactSet Research Systems, Inc. ("FactSet") and Bloomberg are the sources for the index returns in this Prospectus. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these indexes. Additional information about the Funds' investment strategies begins on page 38.


[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON CORE EQUITY FUND


TICKER SYMBOL--CLASS A: ICNAX


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Core Equity Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, with a secondary objective of capital preservation to provide long-term growth. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund's Class I shares. Class I shares of the Fund are not offered through this Prospectus. Class A shares and Class I shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class I shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class I shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares

2001      5.12%
2002    -24.06%
2003     32.86%
2004     15.79%
2005      9.64%

BEST QUARTER:
Q4 2001 24.07%

WORST QUARTER:
Q3 2001 -20.82%


The total return for the Fund's Class I shares for the period 1/1/06 to 3/31/06 was 9.12%.


                                                     AVERAGE ANNUAL TOTAL RETURN


                                                                  as of 12/31/05



                                                                                1          5          SINCE
ICON CORE EQUITY FUND CLASS I (INCEPTION DATE 10/12/00)                       YEAR       YEARS      INCEPTION
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           9.64%       6.13%       9.37%
Return After Taxes on Distributions                                           9.04%       5.83%       9.07%
Return After Taxes on Distributions and Sale of Fund Shares                   7.06%       5.17%       8.04%
S&P 1500 Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                        5.67%       1.49%       1.48%
ICON CORE EQUITY FUND CLASS A (includes applicable sales charge)**            3.32%       4.89%       8.13%



*The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of 500 large-cap, 600 mid-cap and 400 small-cap U.S. companies.
**As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class I shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class A shares will be lower. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimates for the current fiscal year. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                         CLASS A
SHAREHOLDER FEES

     Maximum Sales Charge (Load) on Purchases(1)           5.75%

     Maximum Contingent Deferred Sales Charge(2)           None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(3)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        0.75%

     Distribution/Servicing - Rule 12b-1 Fee               0.25%

     Other Expenses(4)                                     0.27%

     Total Annual Fund Operating Expenses                  1.27%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE


The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: a $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.



                         CLASS A
     1 Year*             $   697

     3 Years             $   955

     5 Years             $ 1,232

     10 Years            $ 2,021



*Reflects the maximum initial sales charge in the first year.

ICON COVERED CALL FUND


TICKER SYMBOL--CLASS A: IOCAX


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Covered Call Fund seeks modest capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, and to maximize realized gains from writing covered call options. To pursue this goal, the Fund normally invests in equity securities traded in U.S. markets and in covered call options sold or "written" on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

- LIMITED GAINS. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

- LACK OF LIQUIDITY FOR THE OPTION. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

- LACK OF LIQUIDITY FOR THE SECURITY. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

TAX CONSEQUENCES. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.


INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.


SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.


[SIDENOTE]

THE FUND COLLECTS PREMIUMS

FOR THE RIGHT TO PURCHASE THE UNDERLYING STOCK, THE BUYER OF A CALL OPTION PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE STOCK PRICE. PREMIUMS RECEIVED FOR WRITING CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

IF THE OPTION IS EXERCISED. THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITY EXCEEDS THE EXERCISE PRICE OF THE OPTION.

IF THE OPTION EXPIRES. IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING STOCK OR MAY SELL THE POSITION.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund's Class I shares. Class I shares of the Fund are not offered through this Prospectus. Class A shares and Class I shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class I shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class I shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation applicable to Class I shares. The Fund's Class I shares returns would have been lower if the expense limitation had not been in place.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares

2003    29.08%
2004     7.59%
2005     2.60%

BEST QUARTER:
Q2 2003 17.11%

WORST QUARTER:
Q1 2003 -4.19%


The total return for Class I shares for the period 1/1/06 to 3/31/06 was 3.13%.


                                                     AVERAGE ANNUAL TOTAL RETURN


                                                                  as of 12/31/05



                                                                               1         SINCE
ICON COVERED CALL FUND CLASS I (INCEPTION DATE 9/30/02)                       YEAR     INCEPTION
------------------------------------------------------------------------------------------------
Return Before Taxes                                                           2.60%      13.16%
Return After Taxes on Distributions                                           2.47%      12.35%
Return After Taxes on Distributions and Sale of Fund Shares                   1.87%      10.99%
S&P 1500 Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                        5.67%      16.76%
ICON COVERED CALL FUND CLASS A (includes applicable sales charge)**          -3.27%      11.12%



*The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of 500 large-cap, 600 mid-cap and 400 small-cap U.S. companies.
**As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class I shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class A shares will be lower. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the current fiscal year. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                                    CLASS A
SHAREHOLDER FEES

     Maximum Sales Charge (Load)
     on Purchases(1)                                                  5.75%

     Maximum Contingent Deferred
     Sales Charge(2)                                                  None

     Purchase Fee                                                     None

     Sales Charge on Reinvested Dividends                             None

     Redemption Fee(3)                                                None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                                   0.75%

     Distribution/Servicing - Rule 12b-1 Fee                          0.25%

     Other Expenses(4)                                                0.54%

        Total Annual Fund Operating Expenses
        Without Reimbursements and Waivers(5)                         1.54%

        Expense (Reduction)/Reimbursement                            (0.09)%

        Total Net Annual Fund Operating Expenses
        With Reimbursements and Waivers
        (as applicable)(5)                                            1.45%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.45%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                           CLASS A
     1 Year*               $   714

     3 Years               $ 1,007

     5 Years               $ 1,322

     10 Years              $ 2,210



*Reflects the maximum initial sales charge in the first year.

                                                         ICON EQUITY INCOME FUND


                                                   TICKER SYMBOL--CLASS A: IEQAX


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY


ICON Equity Income Fund seeks modest capital appreciation and income using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. The Fund generally invests in U.S. Government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.


MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INTEREST RATE RISK. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer durations tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

CREDIT RISK. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security's price to fall, potentially lowering the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

[SIDENOTE]

CONVERTIBLE SECURITIES

CONVERTIBLE SECURITIES ARE BONDS, PREFERRED STOCKS AND OTHER SECURITIES THAT PAY INTEREST OR DIVIDENDS AND ARE CONVERTIBLE INTO COMMON STOCK OR THEIR EQUIVALENT VALUE AT MATURITY. THESE SECURITIES HAVE THE POTENTIAL TO OFFER BOTH CURRENT INCOME AND CAPITAL APPRECIATION. TO PURSUE CURRENT INCOME, THE FUND MAY BUY CONVERTIBLE DEBT INSTRUMENTS THAT ENTITLE THE FUND TO RECEIVE REGULAR INTEREST PAYMENTS. PREFERRED STOCK ENTITLES THE FUND TO RECEIVE REGULAR DIVIDEND PAYMENTS. CONVERTIBLE SECURITIES MAY ALSO APPRECIATE IN VALUE BECAUSE, IF THE UNDERLYING COMMON STOCK BEGINS TO INCREASE IN VALUE, THE HOLDER OF THE CONVERTIBLE SECURITY CAN EXCHANGE IT FOR COMMON STOCK AND BENEFIT FROM THE APPRECIATION IN THE STOCK'S VALUE.

CREDIT RATINGS. MANY CONVERTIBLE SECURITIES ARE ASSIGNED CREDIT RATINGS BY AGENCIES SUCH AS S&P OR MOODY'S THAT EVALUATE THE QUALITY OF THESE SECURITIES. SECURITIES WITH A CREDIT RATING OF BBB, Baa OR HIGHER ARE GENERALLY CONSIDERED INVESTMENT GRADE. LOWER RATED SECURITIES, OFTEN CALLED "HIGH YIELD" SECURITIES, ARE RATED BB OR Ba OR LOWER AT THE TIME OF PURCHASE OR THE UNRATED EQUIVALENT AS DETERMINED BY ICON. BECAUSE THEIR ISSUERS MAY BE AT AN EARLY STAGE OF DEVELOPMENT OR HAVE BEEN UNABLE TO REPAY PAST DEBTS, THESE LOWER RATED SECURITIES TYPICALLY MUST OFFER HIGHER YIELDS THAN INVESTMENT-GRADE SECURITIES TO COMPENSATE INVESTORS FOR GREATER CREDIT RISK.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

GOVERNMENT AGENCY SECURITIES RISK. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("Ginnie Mae") is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund's Class I shares. Class I shares of the Fund are not offered through this Prospectus. Class A shares and Class I shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class I shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class I shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation applicable to the Fund's Class I shares. The Fund's Class I returns would have been lower if the expense limitation had not been in place.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares

2003    33.80%
2004    11.53%
2005     4.37%

BEST QUARTER:
Q2 2003 19.64%

WORST QUARTER:
Q1 2003 -6.73%


The total return for the Fund's Class I shares for the period 1/1/06 to 3/31/06 was 7.32%.


                                                     AVERAGE ANNUAL TOTAL RETURN


                                                                  as of 12/31/05



                                                                               1         SINCE
ICON EQUITY INCOME FUND CLASS I (INCEPTION DATE 9/30/02)                      YEAR     INCEPTION
------------------------------------------------------------------------------------------------
Return Before Taxes                                                           4.37%      17.40%
Return After Taxes on Distributions                                           2.97%      16.58%
Return After Taxes on Distributions and Sale of Fund Shares                   4.69%      15.05%
S&P 1500 Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                        5.67%      16.76%
ICON EQUITY INCOME FUND CLASS A (includes applicable sales charge)**         -1.66%      15.28%



*The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of 500 large-cap, 600 mid-cap and 400 small-cap U.S. companies.
**As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class I shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the current fiscal year. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                                CLASS A
SHAREHOLDER FEES

     Maximum Sales Charge (Load)
     on Purchases(1)                                              5.75%

     Maximum Contingent Deferred
     Sales Charge(2)                                              None

     Purchase Fee                                                 None

     Sales Charge on Reinvested Dividends                         None

     Redemption Fee(3)                                            None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                               0.75%

     Distribution/Servicing - Rule 12b-1 Fee                      0.25%

     Other Expenses(4)                                            0.27%

        Total Annual Fund Operating Expenses(5)                   1.27%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.45%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                CLASS A
     1 Year*    $   697

     3 Years    $   955

     5 Years    $ 1,232

     10 Years   $ 2,021



*Reflects the maximum initial sales charge in the first year.

ICON LONG/SHORT FUND


TICKER SYMBOL--CLASS A: ISTAX


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The ICON Long/Short Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Each long or short position will be determined by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund's long and short positions may involve equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

SHORT SALE RISK. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SEGREGATED ACCOUNT RISK. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

[SIDENOTE]

SELLING SHORT

WHEN THE FUND SELLS A SECURITY SHORT, IT BORROWS THE SECURITY FROM A THIRD PARTY AND SELLS IT AT THE THEN-CURRENT MARKET PRICE. THE FUND IS THEN OBLIGATED TO BUY THE SECURITY ON A LATER DATE SO THAT IT CAN RETURN THE SECURITY TO THE LENDER.

FUND COMPOSITION

THE FUND IS NOT MARKET NEUTRAL; THE PROPORTION OF LONG AND SHORT POSITIONS IN THE FUND DEPENDS ON THE AVAILABILITY OF UNDERPRICED AND OVERPRICED INDUSTRIES AND SECURITIES AND ICON'S EVALUATION OF MARKET CONDITIONS.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund's Class I shares. Class I shares of the Fund are not offered through this Prospectus. Class A shares and Class I shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class I shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class I shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation applicable to the Fund's Class I shares. The Fund's Class I shares returns would have been lower if the expense limitation had not been in place.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class I Shares

2003    37.84%
2004    18.17%
2005     6.32%

BEST QUARTER:
Q2 2003 24.32%

WORST QUARTER:
Q1 2003 -9.02%


The total return for the Fund's Class I shares for the period 1/1/06 to 3/31/06 was 11.76%.


                                                     AVERAGE ANNUAL TOTAL RETURN


                                                                  as of 12/31/05



                                                                                1        SINCE
ICON LONG/SHORT FUND CLASS I (INCEPTION DATE 9/30/02)                         YEAR     INCEPTION
------------------------------------------------------------------------------------------------
Return Before Taxes                                                           6.32%      17.51%
Return After Taxes on Distributions                                           6.32%      17.16%
Return After Taxes on Distributions and Sale of Fund Shares                   4.11%      15.11%
S&P 1500 Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                        5.67%      16.76%
ICON LONG/SHORT FUND CLASS A (includes applicable sales charge)**             0.19%      15.39%



*The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of 500 large-cap, 600 mid-cap and 400 small-cap U.S. companies.
**As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class I shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class A shares will be lower. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the fiscal current year. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                          CLASS A
SHAREHOLDER FEES

     Maximum Sales Charge (Load)
     on Purchases(1)                                        5.75%

     Maximum Contingent Deferred
     Sales Charge(2)                                        None

     Purchase Fee                                           None

     Sales Charge on Reinvested Dividends                   None

     Redemption Fee(3)                                      None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                         0.85%

     Distribution/Servicing - Rule 12b-1 Fee                0.25%

     Other Expenses(4)                                      0.48%

        Total Annual Fund Operating Expenses
        Without Reimbursements and Waivers(5)               1.58%

        Expense (Reduction)/Reimbursement                  (0.03)%

        Total Net Annual Fund Operating Expenses
        With Reimbursements and Waivers
        (as applicable)(5)                                  1.55%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)Total expenses disclosed above include dividend expenses on securities sold short; however, the Fund's actual operating expenses do not include dividend expenses on securities sold short. ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage dividends on short sales and extraordinary expenses) to an annual rate for Class A of 1.55%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

                      CLASS A
     1 Year*          $   724

     3 Years          $ 1,036

     5 Years          $ 1,371

     10 Years         $ 2,314


*Reflects the maximum initial sales charge in the first year.

                                                   ICON ASIA-PACIFIC REGION FUND


                                                   TICKER SYMBOL--CLASS A: IPCAX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Asia-Pacific Region Fund, a non-diversified Fund, seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the Asia-Pacific region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The Asia-Pacific region includes countries in all stages of economic development. Asian economies tend to be characterized by over-extensions of credit, currency devaluations and restrictions, rising unemployment, and high inflation. The markets in Asian-Pacific countries have experienced significant historical volatility.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.


[SIDENOTE]


INVESTABLE COMPANIES

IN DETERMINING WHERE A COMPANY CONDUCTS ITS PRINCIPAL BUSINESS ACTIVITIES, WE CONSIDER WHERE THE ISSUER'S ASSETS ARE LOCATED, WHERE THE ISSUER OPERATES AND IS ORGANIZED, WHERE THE MAJORITY OF THE ISSUER'S GROSS INCOME IS EARNED, AND WHETHER THE ISSUER'S PRINCIPAL STOCK EXCHANGE LISTING IS IN THE REGION.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value ("NAV") and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.


[SIDENOTE]


ASIA-PACIFIC COUNTRIES

THE ASIA-PACIFIC REGION INCLUDES AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. Prior to the date of this Prospectus, the Fund offered only one class of shares which, effective as of the date of this Prospectus, are named Class S shares. The performance information shown in the bar chart and table is for the Fund's Class S shares. Class S shares of the Fund are not offered through this prospectus. Class A shares and Class S shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class S shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class S shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.


[CHART]


                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class S Shares


1998     -6.17%
1999     69.72%
2000    -27.03%
2001    -29.61%
2002    -10.53%
2003     43.67%
2004      4.02%
2005     49.37%


BEST QUARTER:
Q4 1998 27.42%

WORST QUARTER:
Q3 2001 -21.81%

The total return for the Fund's Class S shares for the period 1/1/06 to 3/31/06 was 0.90%.

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



ICON ASIA-PACIFIC REGION FUND CLASS S                                                   1             5         SINCE
  INCEPTION DATE OF CLASS S: 2/25/97                                                   YEAR         YEARS     INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                    49.37%       7.05%       3.46%
Return After Taxes on Distributions                                                    49.34%       6.98%       3.42%
Return After Taxes on Distributions and Sale of Fund Shares                            32.12%       6.06%       2.97%
MSCI All Country Pacific Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                                 23.46%       8.30%       3.06%
ICON ASIA-PACIFIC REGION FUND CLASS A (includes applicable sales charge)**             40.38%       5.51%       2.51%
MSCI All Country Pacific Index
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                                 23.46%       8.30%       3.06%



*The unmanaged Morgan Stanley Capital International (MSCI) All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership. **As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class S shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class S shares. After-tax performance for the Fund's Class A shares will be lower. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the current fiscal year. Additional fees may be imposed by your adviser or broker.

FEE TABLE



                                                          CLASS A
SHAREHOLDER FEES

     Maximum Sales Charge (Load)
     on Purchases(1)                                        5.75%

     Maximum Contingent Deferred
     Sales Charge(2)                                        None

     Purchase Fee                                           None

     Sales Charge on Reinvested Dividends                   None

     Redemption Fee(3)                                      None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                         1.00%

     Distribution/Servicing - Rule 12b-1 Fee                0.25%

     Other Expenses(4)                                      0.93%

        Total Annual Fund Operating Expenses
        Without Reimbursement and Waivers(5)                2.18%

        Expense Reduction/Reimbursement                    (0.38)%

        Total Annual Fund Operating Expenses
        With Reimbursement and Waivers(5)                   1.80%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.



                      CLASS A
     1 Year*          $   747

     3 Years          $ 1,109

     5 Years          $ 1,494

     10 Years         $ 2,569



*Reflects the maximum initial sales charge in the first year.

ICON EUROPE FUND

TICKER SYMBOL--CLASS A: IERAX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Europe Fund, a non-diversified Fund, seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the European region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors and may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.


[SIDENOTE]


EUROPEAN COUNTRIES

EUROPE INCLUDES AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, PORTUGAL, SPAIN, THE NETHERLANDS, NORWAY, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. Prior to the date of this Prospectus, the Fund offered only one class of shares which, effective as of the date of this Prospectus, are named Class S shares. The performance information shown in the bar chart and table is for the Fund's Class S shares. Class S shares of the Fund are not offered through this Prospectus. Class A shares and Class S shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class S shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class S shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]


                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class S Shares


1998     21.71%
1999     -4.67%
2000     -1.29%
2001    -21.44%
2002     -6.69%
2003     45.97%
2004     21.84%
2005     13.13%


BEST QUARTER:
Q2 2003 23.65%

WORST QUARTER:
Q3 2002 -20.94%

The total return for the Fund's Class S shares for the period 1/1/06 to 3/31/06 was 20.89%.

                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



                                                                             1               5            SINCE
ICON EUROPE FUND CLASS S INCEPTION DATE OF CLASS S: 2/20/97                 YEAR           YEARS        INCEPTION
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         13.13%          8.08%           8.68%
Return After Taxes on Distributions                                         12.18%          7.88%           7.31%
Return After Taxes on Distributions and Sale of Fund Shares                  9.77%          7.00%           6.76%
Bloomberg European 500 Index*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                      24.88%          0.26%           8.16%
MSCI Europe Index**
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                       9.94%          4.10%           8.45%
ICON EUROPE FUND CLASS A (includes applicable sales charge)***               6.34%          6.55%           7.69%



*The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies. Total return figures for the index for the periods through March 31, 1998 do not include the reinvestment of any dividends or distributions.
**The unmanaged MSCI Europe Index measures the weighted average performance in U.S. dollars of share prices of a select group of stocks from 15 European countries.
***As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class S shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class S shares. After-tax performance for the Fund's Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the current fiscal year. Additional fees may be imposed by your adviser or broker.

FEE TABLE



SHAREHOLDER FEES
     Maximum Sales Charge (Load) on Purchases(1)         5.75%

     Maximum Contingent Deferred Sales Charge(2)         None

     Purchase Fee                                         None

     Sales Charge on Reinvested Dividends                 None

     Redemption Fee(3)                                    None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                       1.00%

     Distribution/Servicing - Rule 12b-1 Fee              0.25%

     Other Expenses(4)                                    0.85%

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waiver(5)               2.10%

       Expense (Reduction)/Reimbursement                 (0.30)%

       Total Annual Fund Operating Expenses
       With Reimbursements and Waivers(5)                 1.80%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.



                             CLASS A
      1 Year*               $      747
      3 Years               $    1,109
      5 Years               $    1,494
      10 Years              $    2,569



*Reflects the maximum initial sales charge in the first year.

ICON INTERNATIONAL EQUITY FUND

TICKER SYMBOL--CLASS A: IIQAX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON International Equity Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors. The Fund may invest up to 25% of its total assets in a single industry. This overweighting means the Fund is less diverse and may be more volatile than its benchmark.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. Small and mid-size companies involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart and table is for the Fund's Class Z shares. Class Z shares of the Fund are not offered through this prospectus. Class A shares and Class Z shares will have substantially similar performance because the classes are invested in the same portfolio of securities. The performance of Class A and Class Z shares will vary to the extent that the classes do not have the same fees and expenses. The bar chart does not reflect any applicable sales charge which would reduce returns. The returns for Class A shares shown in the table are those of the Fund's Class Z shares, adjusted for the fees and expenses of Class A shares. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]


                                                       YEAR-BY-YEAR TOTAL RETURN

                                                    as of 12/31 - Class Z Shares


1998    15.25%
1999    20.74%
2000    -8.65%
2001   -22.28%
2002   -18.56%
2003    64.13%
2004    18.07%
2005    31.51%

BEST QUARTER:
Q2 2003 27.46%

WORST QUARTER:
Q3 2002 -21.68%


The total return for the Fund's Class Z shares for the period 1/1/06 to 3/31/06 was 8.27%.

AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



                                                                          1               5            SINCE
ICON INTERNATIONAL EQUITY FUND CLASS Z (INCEPTION DATE 2/18/97)          YEAR           YEARS        INCEPTION
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     31.51%         10.04%           9.92%
Return After Taxes on Distributions                                     30.30%          9.35%           8.43%
Return After Taxes on Distributions and Sale of Fund Shares             21.36%          8.47%           7.95%
MSCI ACWI ex-U.S.*
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                  17.11%          6.66%           6.87%
ICON INTERNATIONAL EQUITY FUND CLASS A
  (INCLUDES APPLICABLE SALES CHARGES)**                                 23.60%          8.46%           8.92%



*The MSCI All Country World Index ex-United States (MSCI ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets worldwide.
**As of the date of this Prospectus, Class A shares have not commenced operations. Accordingly, performance for Class A shares is based on the returns of Class Z shares adjusted for the fees and expenses of Class A shares, including applicable sales charges and is shown before taxes.

After-tax performance is shown only for the Fund's Class Z shares. After-tax performance for the Fund's Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on estimates for the current fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.

FEE TABLE



SHAREHOLDER FEES                                                CLASS A
     Maximum Sales Charge (Load)                                  5.75%
     on Purchases(1)

     Maximum Contingent Deferred
     Sales Charge(2)                                              None

     Purchase Fee                                                 None

     Sales Charge on Reinvested Dividends                         None

     Redemption Fee(3)                                            None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

    Management Fee                                       1.00%

    Distribution/Servicing - Rule 12b-1 Fee              0.25%

    Other Expenses(4)                                    0.68%

      Total Annual Fund Operating Expenses
      Without Reimbursements and Waivers(5)              1.93%

      Expense (Reduction)/Reimbursement                 (0.13)%

      Total Net Annual Fund Operating Expenses
      With Reimbursements and Waivers
      (as applicable)(5)                                 1.80%



(1)Lower sales charges are available for purchases of $25,000 or more and eliminated for purchases of $1 million or more. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(2)A contingent deferred sales charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. See "Classes of Shares, Sales Charge and Distribution Arrangements" on page 48.
(3)A $15 fee is assessed for wire redemptions.
(4)These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(5)ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation is in effect until January 31, 2016 and may be terminated at any time thereafter upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.



                          CLASS A
    1 Year*              $      747
    3 Years              $    1,109
    5 Years              $    1,494
    10 Years             $    2,569



*Reflects the maximum initial sales charge in the first year.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS


Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Funds' Statements of Additional Information ("SAIs") contain more detailed information about the Funds' investment policies and risks.


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAIs.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES


FOREIGN SECURITIES. While the Funds (other than the ICON Asia-Pacific Region Fund, ICON Europe Fund and ICON International Equity Fund (collectively, the "ICON International Funds")) emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign-traded securities. The ICON International Funds normally invest at least 80% of its net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of 20% limit stated above for the funds (other than the ICON International Funds) under foreign securities. ADRs are considered foreign securities for the purpose of the ICON International Fund's 80% threshold.

FIXED-INCOME SECURITIES. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Covered Call Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, a restatement of earnings by an issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.


FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

     MARKET RISK. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. In markets where trading volume has increased, some markets do not have the technology to handle increased orders from online trades or otherwise. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

     REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Foreign regulatory bodies are not always independent, and have far fewer resources to monitor illegal or improper activity than in the U.S. Also, accounting, auditing, and financial reporting standards may be less uniform than in the U.S. and, in many cases less transparent. The differences in the financial standards could have a material impact on the integrity of the financial data released by foreign companies to the public. The corporate governance standards which help ensure the integrity of public information in the U.S. do not exist in foreign countries.

     Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.

     CURRENCY RISK. The ICON International Funds receive substantially all of their revenue in foreign currencies and the net asset values of such Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

     POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

EMERGING MARKET RISK. While the ICON International Funds expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, such Funds may also invest in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries.

THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately $5.8 billion in assets as of March 31, 2006.


The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.

PORTFOLIO MANAGERS


The ICON Equity Income Fund is managed by Derek Rollingson. The ICON International Funds are managed by Scott Snyder. The ICON Covered Call Fund is managed by Robert Straus. The ICON Long/Short Fund is managed by J.C. Waller,
III. The ICON Core Equity Fund is team-managed by Derek Rollingson, Robert Straus, J.C. Waller, III and Todd Burchett. Each manager is responsible for selecting the stocks in the manager's assigned sectors. J.C. Waller III is responsible for Healthcare and Energy; Robert Straus is responsible for Information Technology and Consumer Discretionary; Derek Rollingson is responsible for Materials, Financials and Leisure and Consumer Staples; and Todd Burchett is responsible for Industrials and Telecommunication & Utilities.

Mr. Burchett is a Portfolio Manager and member ICON's Investment Committee. Mr. Burchett joined ICON and the ICON Core Equity Fund in 2005 as a Research Analyst and was named Portfolio Manager in 2006. He is also a Chartered Financial Analyst Level II candidate. Prior to joining ICON, Mr. Burchett was employed by the Ohio State University as a research and training assistant from 2004 to 2005. From June 2004 to September 2004 he was a Finance Intern with The Micro Entreprenural Network of NGOs. From August 2002 through August 2003 he was a teacher, coach and faculty advisor for Rutland Vermont Public Schools. From June 1999 through August 2001 he was a coach and faculty adviser with the Mississippi Teachers Corps.

Mr. Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. Mr. Rollingson joined ICON and ICON Equity Income Fund in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Mr. Snyder is a Portfolio Manager and a member of ICON's Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to Assistant Portfolio Manager then Portfolio Manager of the ICON

International Funds. Previously, he was employed by FactSet from 2001 to 2004 as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder is a Chartered Financial Analyst Level III candidate.

Mr. Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager of the ICON Covered Call Fund. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. Mr. Straus is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

Mr. Waller is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. Mr. Waller joined ICON of the ICON Long/Short Fund in 2000 as a Research Analyst and was appointed Portfolio Manager in 2002. Mr. Waller was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

The SAIs provide additional information about the Portfolio Managers' compensation, accounts managed by the Portfolio Managers and their personal ownership in the ICON Funds.


MANAGEMENT AND ADMINISTRATIVE FEES

ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2005, each Fund paid an annual management fee equal to the following percentage of the respective Fund's average daily net assets:


Core Equity Fund                0.75%
Covered Call Fund               0.75%
Equity Income Fund              0.75%
Long/Short Fund                 0.85%
Asia-Pacific Region Fund        1.00%
Europe Fund                     1.00%
International Equity Fund       1.00%



ICON also provides administrative services to the Funds. Effective January 31, 2006, ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion. Prior to January 31, 2006, ICON received an administrative fee from the Funds that was calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON assets, and 0.045% on assets above $1.5 billion.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Funds' annual report to shareholders.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV per share of each share class is calculated by dividing the total net assets of each class of a Fund by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

If market prices are not readily available or are unreliable, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.


The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The Prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.


[SIDENOTE]


FAIR VALUE PRICING

ICON FUNDS HAS DETERMINED TO FAIR VALUE DAILY FOREIGN SECURITIES OUTSIDE OF THE WESTERN HEMISPHERE TO, AMONG OTHER THINGS, AVOID STALE PRICES AND, WITH RESPECT TO THE ICON INTERNATIONAL FUNDS, MAKE THE FUNDS LESS ATTRACTIVE TO MARKET TIMERS. WHILE FAIR VALUE PRICING CANNOT ELIMINATE THE POSSIBILITY OF SHORT-TERM TRADING, WE BELIEVE IT HELPS PROTECT THE INTERESTS OF LONG-TERM SHAREHOLDERS IN THE FUNDS.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds' transfer agent or other Fund agents.


The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

INVESTING IN THE ICON FUNDS

POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out;

-    Dilute the value of Fund shares held by long-term shareholders.

ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Funds' transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.


Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take time-zone differences in various countries. Time-zone arbitrage is a form of market timing.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:


-    Shareholder trade activity monitoring;

-    Trading guidelines; and

- Specific use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot completely eliminate the possibility of short-term trading.

TRADING GUIDELINES

If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON's short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

CLASSES OF SHARES, SALES CHARGE AND DISTRIBUTION ARRANGEMENTS

CLASSES OF SHARES

Each Fund (except the ICON Asia-Pacific Region Fund and the ICON Europe Fund) currently offers four classes of shares and the ICON Asia-Pacific Region Fund and the ICON Europe Fund currently offer two classes of shares. Each Fund's share classes have different fees and other characteristics. Only one class of shares, Class A shares, is offered in this Prospectus. The Funds' SAIs contain a discussion of the different classes of shares. The following are some of the main characteristics of the Class A shares:

-    Sales charge of up to 5.75%.

- Charge of 1.00% applies to certain redemptions made within one year following purchases of $1 million or more without an initial sales charge.

-    Distribution service (12b-1) fees of 0.25%.

SALES CHARGES

Class A shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for each Fund are as follows:



                                                         SALES CHARGE                 DEALER
                                      SALES CHARGE        AS A % OF                 COMMISSION
                                       AS A % OF             YOUR                    AS A % OF
YOUR INVESTMENT                     OFFERING PRICE        INVESTMENT               OFFERING PRICE
Less than $25,000                        5.75%               6.10%                     5.00%
$25,000 but less than $50,000            5.00%               5.26%                     4.25%
$50,000 but less than $100,000           4.50%               4.71%                     3.75%
$100,000 but less than $250,000          3.50%               3.63%                     2.75%
$250,000 but less than $500,000          2.50%               2.56%                     2.00%
$500,000 but less than $750,000          2.00%               2.04%                     1.60%
$750,000 but less than $1 million        1.50%               1.52%                     1.20%
$1 million and above                     0.00%               0.00%                     0.00%



The sales charge, expressed as a percentage of the offering price or your investment, may be higher or lower than the percentages described in the table due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge, described below, due to rounding.


[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH A FINANCIAL ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE DIFFERENT FROM THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ YOUR FINANCIAL INTERMEDIARY'S PROGRAM MATERIALS CAREFULLY.

Except as provided under "Contingent Deferred Sales Charge Waivers" below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost of shares being sold.

There are several ways to reduce or eliminate your sales charges, regardless of whether you hold your shares directly with the Funds or through a financial intermediary.

Contact ICON Funds or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform ICON or your investment professional of the existence of other accounts, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide ICON or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records regarding shares of ICON Funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family.

PURCHASES NOT SUBJECT TO SALES CHARGES

The following purchases are not subject to any initial or contingent deferred sales charges, if the Funds are notified of the nature of the investment:

- Shares purchased by investment representatives through fee-based investment products or accounts.

The Distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The Funds may reimburse the Distributor for these payments through the Funds' distribution plan.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell the Funds and employees of ICON Advisers and affiliates. Please see the Funds' SAIs for more information.

INITIAL SALES CHARGE REDUCTIONS

You may qualify for reduced initial sales charges under the privileges set forth below. You may combine your Class A investments with the Class A investments of your spouse, children under the age of 21 and grandchildren under the age of 21 ("family members") to qualify for such privileges.

- Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. At your request, purchases made during the previous 90 days may be included in calculating this amount. Generally, 5% of shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges. Appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases.

- Concurrent Purchases. You may combine simultaneous purchases of Class A shares of two or more ICON Funds to qualify for reduced sales charges.

- Rights of Accumulation. When the value of Class A shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added Class A investment will qualify for the reduced sales charge. To determine whether the sales charge reduction applies, the value of the Class A shares you already own will be calculated by using the higher of the current value or the original investment amount less any withdrawals. If you make a gift of shares, upon your request, you may purchase the Class A shares at the sales charge reduction allowed under rights of accumulation. Only Class A share balances currently held entirely at either ICON Funds, or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Class A shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of ICON Funds Class A share investments held by the members of your immediate family including the value of ICON Funds Class A share investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such Class A balances also currently held entirely at either the ICON Funds or, if held in an account through a financial services firm through whom you are making your current purchase. However, the value of ICON Funds Class A investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

- Aggregating Accounts. Class A share investments made by you and your family members may be aggregated to receive a reduced sales charge if made for your own account(s) and/or certain other accounts, such as

     - trust accounts established by the above individuals (however if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts or the primary beneficiary of the trust);

     -    solely controlled business accounts;

     -    single participant plans

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of the Funds to repurchase Class A shares of any ICON Funds without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify ICON Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 90 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of repurchase.

CONTINGENT DEFERRED SALES CHARGE WAIVERS

The contingent deferred sales charge on Class A shares may be waived in the following cases:

- Permitted exchanges of Class A shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased;

-    Tax-free returns of excess contributions to IRAs;

- Redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

- Redemptions due to receiving required minimum distributions from retirement accounts upon reaching 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

- Redemptions through a systematic withdrawal plan (including any dividends and/or capital gain distributions taken in cash); provided that such redemptions do not exceed 10% of the value of the account annually.

You may obtain more information about sales charge reductions and waivers by going to www.iconadvisers.com, from the Statement of Additional Information or from your financial adviser.


RULE 12b-1 FEES

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

-    placing your orders;

-    providing investment advice, research and other advisory services;

-    handling correspondence for individual accounts; and

-    issuing shareholder statements and reports.

REVENUE SHARING

The Distributor and ICON Advisers may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers may from time to time make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ICON Funds on the financial firms' preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon the levels of sales of the ICON Funds. The Distributor and ICON Advisers may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ICON Funds. The additional payments described above are made at the Distributor's or ICON Adviser's expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisors about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISER AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISER.

SUB-TRANSFER AGENCY FEES


Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agency fee to these Servicing Agents for these services. Servicing Agents receiving such fees may also receive 12b-1 fees.

                                                              OPENING AN ACCOUNT

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFT TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

TRUST

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation and a corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement accounts:

     TRADITIONAL AND ROTH IRA

     Both types of IRAs allow most individuals with earned income up to a specified amount to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older) or 100% of compensation annually.

     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.


Each year you will be charged a $10 custodial fee per Social Security number. This fee may be changed upon 30 days' notice.


PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS


To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:


-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

-    No minimum if you begin an Automatic Investment Plan


MINIMUM ADDITIONAL INVESTMENTS


-    $100 for additional investments

-    $100 for Automatic Investment Plan payments

                      This page is intentionally left blank

DOING BUSINESS WITH THE ICON FUNDS


                                              HOW TO OPEN AN ACCOUNT
----------------------------------------------------------------------------------
BY PHONE                                      If you have an existing account
1-800-764-0442                                with us that has telephone
                                              exchange privileges, you can call
                                              to open an account in Class A
                                              Shares in another ICON Fund
                                              offering such class by exchange,
                                              generally, without a sales charge.
                                              The names and registrations need
                                              to be identical on both accounts.

                                              Otherwise, you must complete a New
                                              Account Application and send it
                                              with your investment check. The
                                              Funds do not accept third-party
                                              checks or money orders.

BY MAIL                                       Complete the proper application
                        Overnight:            which you request by calling
                                              1-800-764-0442 or visiting
ICON FUNDS              ICON FUNDS            www.iconadvisers.com. Make your
P.O. BOX 55452          66 BROOKS DR.         check payable to "ICON Funds." We
BOSTON, MA 02205-8165   BRAINTREE, MA 02184   cannot establish new accounts with
                                              cash or certain other cash
                                              equivalents. See p. 61.

                                              Complete and mail the proper
                                              application. Call ICON Funds at
BY WIRE                                       1-800-764-0442 to obtain your
                                              account number, then wire your
                                              funds to:
                                              State Street Bank and Trust Company
                                              ABA#011000028
                                              Attn: Custody
                                              DDA# 99056673
                                              225 Franklin St.
                                              Boston, MA 02110
                                              Credit: NAME OF ICON FUND
                                              Further Credit: SHAREHOLDER NAME AND
                                              ACCOUNT NUMBER

THROUGH OUR WEBSITE                           Download, complete and mail a
www.iconadvisers.com                          signed printout of the proper
                                              application with your investment
                                              check.

THROUGH AUTOMATIC INVESTMENT PLANS            Automatic Investment Plan (AIP)
                                              allows you to make electronic
                                              purchases directly from a checking
                                              or savings account. The minimum to
                                              open an account is $100 per month.
                                              We charge no fee for AIP.

                                              HOW TO ADD TO AN ACCOUNT            HOW TO REDEEM SHARES   HOW TO EXCHANGE SHARES
------------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                      Electronic Funds Transfer           We can send proceeds   If you have telephone
1-800-764-0442                                allows you to make electronic       only to the address    exchange privileges,
                                              purchases directly from a           or bank of record.     you may exchange from
                                              checking or savings account at      Minimum redemption -   Class A Shares of one
                                              your request. You may               $100; $1,000 minimum   ICON Fund to another,
                                              establish Electronic Funds          for redemptions by     generally, without a
                                              Transfer when your account is       wire. Phone            sales charge. The
                                              opened, or add it later by          redemption is not      names and
                                              completing an Account Changes       available on           registrations need to
                                              Form. Only bank accounts held       retirement accounts    be identical on both
                                              at domestic financial               and certain other      accounts.
                                              institutions that are               accounts.
                                              Automated Clearing House
                                              members may be used for
                                              telephone transactions. We
                                              charge no fee for Electronic
                                              Funds Transfer transactions.
                                              It may take up to 15 days
                                              after an account is
                                              established for Electronic
                                              Funds Transfer to be
                                              available.

BY MAIL                                       Make your check payable to          In a letter, please    In a letter, include
                        Overnight:            "ICON Funds." Enclose a             tell us the number     the name(s) of the
                                              purchase stub (from your most       of shares or dollars   account owner(s), the
ICON FUNDS              ICON FUNDS            recent confirmation or              you wish to redeem,    Fund and account
P.O. BOX 55452          66 BROOKS DR.         statement); if you do not have      the name(s) of the     number you wish to
BOSTON, MA 02205-8165   BRAINTREE, MA 02184   one, write the Fund name and        account owner(s),      exchange from, the
                                              your account number on the          the Fund and account   dollar or share
                                              check. For IRAs, please state       number. All account    amount, and the
                                              the contribution year.              owners need to sign    account you wish to
                                                                                  the request exactly    exchange into. All
                                              The Funds do not accept             as their names         account owners need to
                                              third-party checks, money           appear on the          sign the request
                                              orders or cashier's checks.         account. We can send   exactly as their names
                                                                                  proceeds only to the   appear on the account.
                                                                                  address or bank of
                                                                                  record.

BY WIRE                                       Wire funds to:                      $1,000 minimum.        Not applicable.
                                              State Street Bank and               Monies are usually
                                              Trust Company                       received the
                                              ABA#011000028                       business day after
                                              Attn: Custody                       you sell. There is a
                                              DDA# 99056673                       $15 fee for this
                                              225 Franklin St.                    service. Unless
                                              Boston, MA 02110                    otherwise specified,
                                              Credit: NAME OF ICON FUND           we will deduct the
                                              Further Credit: SHAREHOLDER NAME    fee from your
                                              AND ACCOUNT NUMBER                  redemption proceeds.

THROUGH OUR WEBSITE                           Not available.                      Not available.         Not available.
www.iconadvisers.com

THROUGH AUTOMATIC INVESTMENT PLANS            Automatic Investment Plan           Systematic             Fund-to-Fund
                                              (AIP) allows you to make            Withdrawal Plan        Investment Plan allows
                                              electronic purchases directly       permits you to         you to automatically
                                              from a checking or savings          receive a fixed sum    exchange a fixed
                                              account. The minimum to open        on a monthly,          dollar amount from
                                              an account is $100 per month.       quarterly or annual    Class A Shares of one
                                              We charge no fee for AIP.           basis from accounts    Fund to purchase
                                                                                  with a value of, in    shares in Class A
                                                                                  general, $5,000 or     Shares of another
                                                                                  more. Payments may     Fund, generally,
                                                                                  be sent                without a sales
                                                                                  electronically to      charge.
                                                                                  your bank of record
                                                                                  or to you in check
                                                                                  form.

REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)


-    to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

-    bank

-    broker-dealer

-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency

-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE, above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.

The Funds accept investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.


We can execute transaction requests only if they are in "good order." Good order means that you have provided sufficient information necessary to process your request, as outlined in this Prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.


We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Funds.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAX IDENTIFICATION NUMBER

If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to close an account on our determination of what is best for the Funds. We will give you at least 60 days' written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442. ICON's automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN


Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.


HOUSEHOLDING


To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS


The ICON Core Equity Fund, ICON Covered Call Fund, ICON Long/Short Fund and the ICON International Funds intend to distribute net investment income and net capital gains, if any, on an annual basis each December. The ICON Equity Income Fund intends to distribute any net income on a quarterly basis every March, June, September, and December, and to distribute any net capital gains each December. From time to time, the Funds may make additional distributions.


If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses (including losses carried forward from prior years), a Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                            FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's (other than the ICON International Funds) Class I shares financial performance for the period ended March 31, 2006, the ICON International Equity Fund's Class Z shares financial performance for the period ended March 31, 2006 and the ICON Asia-Pacific Region Fund and ICON Europe Fund's Class S shares financial performance for the period ended March 31, 2006. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights for the fiscal years ended September 30, 2005 have been audited by PricewaterhouseCoopers LLP. (PwC). PwC's report and the Funds' financial statements are included in the Funds' 2005 Annual Report, which is available upon request or at www.iconadvisers.com.


                                                 ICON CORE EQUITY FUND - CLASS I


                                                                                                                FOR THE PERIOD
                                            FOR THE PERIOD                                                     OCTOBER 12, 2000
                                            ENDED MARCH 31,                                                     (INCEPTION) TO
                                                 2006                 FISCAL YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                              (UNAUDITED)        2005        2004        2003        2002            2001
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period        $         15.14    $  12.78    $  11.12    $   9.50    $  10.04    $          10.00
                                            ---------------    --------    --------    --------    --------    ----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                (0.02)      (0.05)      (0.07)      (0.04)      (0.07)              (0.05)
Net realized and unrealized gains (losses)
on investments                                         1.85        2.41        1.73        1.66       (0.20)               0.09
                                            ---------------    --------    --------    --------    --------    ----------------

Total from investment operations                       1.83        2.36        1.66        1.62       (0.27)               0.04
                                            ---------------    --------    --------    --------    --------    ----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      -           -           -           -           -                   -
Distributions from net realized gains                 (0.57)          -           -           -       (0.27)                  -
                                            ---------------    --------    --------    --------    --------    ----------------

Total Dividends and Distributions                     (0.57)          -           -           -       (0.27)                  -
                                            ---------------    --------    --------    --------    --------    ----------------

Net asset value, end of period              $         16.40    $  15.14    $  12.78    $  11.12    $   9.50    $          10.04
                                            ===============    ========    ========    ========    ========    ================

Total Return*                                         12.44%      18.47%      14.93%      17.05%      (3.23%)              0.40%

Net assets, end of period (in thousands)    $       114,454    $ 93,780    $ 47,273    $ 37,603    $ 42,232    $         23,261
Average net assets for the period
  (in thousands)                            $       101,786    $ 69,660    $ 43,044    $ 34,007    $ 37,577    $         23,802
Ratio of expenses to average net assets(a)             1.22%       1.27%       1.33%       1.39%       1.36%               1.60%
Ratio of net investment loss to average
  net assets(a)                                       (0.31%)     (0.33%)     (0.59%)     (0.37%)     (0.58%)             (0.36%)
Portfolio turnover rate(b)                            60.10%     136.82%     116.26%     188.07%     107.82%             124.61%


(x) Calculated using average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level.

                                                ICON COVERED CALL FUND - CLASS I



                                                                                                      FOR THE PERIOD
                                                          FOR THE PERIOD         FISCAL YEAR        SEPTEMBER 30, 2002
                                                              ENDED                ENDED              (INCEPTION) TO
                                                          MARCH 31, 2006        SEPTEMBER 30,          SEPTEMBER 30,
                                                            (UNAUDITED)       2005        2004            2003+
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                      $        13.88    $  13.25    $  12.40    $            10.00
                                                          --------------    --------    --------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                             (0.03)      (0.06)      (0.07)                (0.07)
Net realized and unrealized gains on investments                    0.44        1.26        1.36                  2.47
                                                          --------------    --------    --------    ------------------

Total from investment operations                                    0.41        1.20        1.29                  2.40
                                                          --------------    --------    --------    ------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   -           -           -                     -
Distributions from net realized gains                              (0.12)      (0.57)      (0.44)                    -
                                                          --------------    --------    --------    ------------------

Total Dividends and Distributions                                  (0.12)      (0.57)      (0.44)                    -
                                                          --------------    --------    --------    ------------------

Net asset value, end of period                            $        14.17    $  13.88    $  13.25    $            12.40
                                                          ==============    ========    ========    ==================

Total Return*                                                       2.99%       9.21%      10.53%                24.00%

Net assets, end of period (in thousands)                  $       57,451    $ 54,347    $ 42,962    $           20,981
Average net assets for the period (in thousands)          $       54,428    $ 49,938    $ 30,305    $           14,544
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                1.45%       1.54%       1.60%                 2.07%
After expense limitation/recoupment                                 1.45%       1.45%       1.45%                 1.45%
Ratio of net investment loss to average net assets(a)
Before expense limitation/recoupment                               (0.41%)     (0.57%)     (0.67%)               (1.27%)
After expense limitation/recoupment                                (0.41%)     (0.48%)     (0.52%)               (0.65%)
Portfolio turnover rate(b)                                         64.95%     159.35%     167.57%               184.24%


(x) Calculated using average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level.
+ The Fund has changed its originally stated inception date of 10/1/02 to 9/30/02.

                                               ICON EQUITY INCOME FUND - CLASS I


                                                                                                       FOR THE YEAR
                                                          FOR THE PERIOD         FISCAL YEAR        SEPTEMBER 30, 2002
                                                              ENDED                ENDED              (INCEPTION) TO
                                                          MARCH 31, 2006        SEPTEMBER 30,          SEPTEMBER 30,
                                                            (UNAUDITED)       2005         2004            2003+
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                      $        15.79    $   14.33    $   12.22   $           10.00
                                                          --------------    ---------    ---------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                            0.12         0.27         0.31                0.25
Net realized and unrealized gains on investments                    0.97         1.54         2.09                2.20
                                                          --------------    ---------    ---------   -----------------

Total from investment operations                                    1.09         1.81         2.40                2.45
                                                          --------------    ---------    ---------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (0.17)       (0.27)       (0.29)              (0.23)
Dividends from net realized gains                                  (1.09)       (0.08)           -                   -
                                                          --------------    ---------    ---------   -----------------

Total Dividends and Distributions                                  (1.26)       (0.35)       (0.29)              (0.23)
                                                          --------------    ---------    ---------   -----------------

Net asset value, end of period                            $        15.62    $   15.79    $   14.33   $           12.22
                                                          ==============    =========    =========   =================

Total Return*                                                       7.49%       12.71%       19.69%               24.72%

Net assets, end of period (in thousands)                  $      137,397    $ 129,681    $ 117,552   $          42,474
Average net assets for the period (in thousands)          $      127,337    $ 131,412    $  88,318   $          25,288
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                1.23%        1.27%        1.35%               1.72%
After expense limitation/recoupment                                 1.23%        1.27%        1.37%               1.45%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                1.59%        1.79%        2.25%               2.23%
After expense limitation/recoupment                                 1.59%        1.79%        2.23%               2.30%
Portfolio turnover rate(b)                                         73.48%      143.82%       51.84%              35.17%


(x) Calculated using average share method.
*   Annualized for periods less than a year.
(a) Portfolio turnover is calculated at the Fund level.
(b) The total return calculation is for the period indicated.
+ The Fund has changed its originally stated inception date of 10/1/02 to 9/30/02.

                                                  ICON LONG/SHORT FUND - CLASS I



                                                                                                       FOR THE YEAR
                                                          FOR THE PERIOD         FISCAL YEAR        SEPTEMBER 30, 2002
                                                              ENDED                ENDED              (INCEPTION) TO
                                                          MARCH 31, 2006        SEPTEMBER 30,          SEPTEMBER 30,
                                                            (UNAUDITED)       2005        2004            2003+
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                      $        15.99    $  13.92    $  12.00    $            10.00
                                                          --------------    --------    --------    ------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                           (0.05)      (0.08)      (0.08)                (0.07)
Net realized and unrealized gains on investments                    2.12        2.65        2.16                  2.07
                                                          --------------    --------    --------    ------------------

Total from investment operations                                    2.07        2.57        2.08                  2.00
                                                          --------------    --------    --------    ------------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   -           -           -                     -
Distributions from net realized gains                                  -       (0.50)      (0.16)                    -
                                                          --------------    --------    --------    ------------------

Total Dividends and Distributions                                      -       (0.50)      (0.16)                    -
                                                          --------------    --------    --------    ------------------

Net asset value, end of period                            $        18.06    $  15.99    $  13.92    $            12.00
                                                          ==============    ========    ========    ==================

Total Return*                                                      12.95%      18.69%      17.42%                20.00%

Net assets, end of period (in thousands)                  $       97,547    $ 53,158    $ 24,480    $            9,726
Average net assets for the period (in thousands)          $       66,347    $ 47,211    $ 14,374    $            6,997
Ratio of expenses to average net assets(a)
Before expense limitation                                           1.32%       1.58%       2.15%                 3.09%
After expense limitation/recoupment(c)                              1.55%       1.58%       1.74%                 1.55%
Ratio of net investment loss to average net assets(a)
Before expense limitation/recoupment                               (0.37%)     (0.53%)     (1.03%)               (2.20%)
After expense limitation/recoupment(c)                             (0.60%)     (0.53%)     (0.62%)               (0.66%)
Portfolio turnover rate(b)                                         41.86%     112.06%     148.32%               162.25%


(x) Calculated using average share method.
*   The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level.
(c) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 1.55% for Class I. The ratios in these financial highlights reflect the limitation including the dividends on short positions.
+ The Fund has changed its originally stated inception date of 10/1/02 to 9/30/02.

                                         ICON ASIA-PACIFIC REGION FUND - CLASS S



                                                  FOR THE PERIOD
                                                      ENDED
                                                  MARCH 31, 2006                FISCAL YEAR ENDED SEPTEMBER 30
                                                   (UNAUDITED)        2005        2004        2003       2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $        11.25    $   8.17    $   7.62    $   5.68   $   6.81    $  10.25
                                                  --------------    --------    --------    --------   --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(x)                            (0.02)       0.03        0.02        0.04      (0.19)       0.07
Net realized and unrealized gains/
  (losses) on investments                                   2.27        3.08        0.55        1.90      (0.91)      (3.51)
                                                  --------------    --------    --------    --------   --------    --------

Total from investment operations                            2.25        3.11        0.57        1.94      (1.10)      (3.44)
                                                  --------------    --------    --------    --------   --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (0.01)      (0.03)      (0.02)          -          -           -
Distributions from net realized gains                          -           -           -           -          -           -
Return of capital                                              -           -           -           -      (0.03)          -
                                                  --------------    --------    --------    --------   --------    --------

Total Dividends and Distributions                          (0.01)      (0.03)      (0.02)          -      (0.03)          -
                                                  --------------    --------    --------    --------   --------    --------

Net asset value, end of period                    $        13.49    $  11.25    $   8.17    $   7.62   $   5.68    $   6.81
                                                  ==============    ========    ========    ========   ========    ========

Total Return                                               20.03%      38.12%       7.51%      34.15%    (16.29%)    (33.56%)

Net assets, end of period (in thousands)          $      153,422    $ 48,721    $ 17,047    $  6,084   $  6,927    $ 19,684
Average net assets for the period
  (in thousands)                                  $      110,766    $ 15,225    $ 14,976    $  6,683   $ 12,142    $ 18,749
Ratio of expenses to average net assets                     1.39%       1.93%       1.91%       1.98%      1.66%       1.70%
Ratio of net investment income (loss)
  to average net assets                                    (0.39%)      0.30%       0.20%       0.68%     (0.23%)      0.75%
Portfolio turnover rate                                    87.57%     185.84%      58.62%      81.44%     14.43%      55.58%



(x)  Calculated using average share method

                                                      ICON EUROPE FUND - CLASS S



                                                  FOR THE PERIOD
                                                      ENDED
                                                  MARCH 31, 2006                FISCAL YEAR ENDED SEPTEMBER 30
                                                   (UNAUDITED)        2005        2004        2003       2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $        15.68    $  12.03    $   9.84    $   7.40   $   8.13    $  10.14
                                                  --------------    --------    --------    --------   --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(x)                            (0.05)       0.07       (0.04)      (0.02)     (0.04)       0.05
Net realized and unrealized gains/
  (losses) on investments                                   3.17        3.58        2.23        2.46      (0.67)      (2.06)
                                                  --------------    --------    --------    --------   --------    --------

Total from investment operations                            3.12        3.65        2.19        2.44      (0.71)      (2.01)
                                                  --------------    --------    --------    --------   --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           -           -           -           -      (0.02)          -
Distributions from net realized gains                      (0.86)          -           -           -          -           -
                                                  --------------    --------    --------    --------   --------    --------

Total Dividends and Distributions                          (0.86)          -           -           -      (0.02)          -
                                                  --------------    --------    --------    --------   --------    --------

Net asset value, end of period                    $        17.94    $  15.68    $  12.03    $   9.84   $   7.40    $   8.13
                                                  ==============    ========    ========    ========   ========    ========

Total Return                                               21.15%      30.34%      22.26%      32.97%     (8.76%)    (19.82%)

Net assets, end of period (in thousands)          $       68,133    $ 23,243    $  7,826    $  9,262   $  4,619    $  7,397
Average net assets for the period
  (in thousands)                                  $       32,952    $ 16,665    $  7,230    $  6,774   $  5,706    $  7,935
Ratio of expenses to average net assets                     1.57%       1.85%       2.24%       1.87%      2.14%       1.96%
Ratio of net investment income (loss)
  to average net assets                                    (0.60%)      0.51%      (0.38%)     (0.29%)    (0.42%)      0.55%
Portfolio turnover rate                                    57.65%     153.55%      78.57%     101.37%     12.26%      84.49%



(x) Calculated using average share method

                                        ICON INTERNATIONAL EQUITY FUND - CLASS Z



                                                  FOR THE PERIOD
                                                      ENDED
                                                  MARCH 31, 2006                FISCAL YEAR ENDED SEPTEMBER 30
                                                   (UNAUDITED)        2005        2004        2003       2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $        13.00    $  10.60    $   8.41    $   5.96   $   7.24    $  11.79
                                                  --------------    --------    --------    --------   --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(x)                            (0.02)       0.06        0.01        0.06       0.04        0.09
Net realized and unrealized gains/
 (losses) on investments                                    2.72        3.31        2.24        2.45      (1.25)      (3.31)
                                                  --------------    --------    --------    --------   --------    --------
Total from investment operations                            2.70        3.37        2.25        2.51      (1.21)      (3.22)
                                                  --------------    --------    --------    --------   --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (0.03)          -       (0.06)          -      (0.04)          -
Distributions from net realized gains                      (0.62)      (0.97)          -       (0.06)         -       (1.33)
Return of capital                                              -           -           -           -      (0.03)          -
                                                  --------------    --------    --------    --------   --------    --------

Total Dividends and Distributions                          (0.65)      (0.97)      (0.06)      (0.06)     (0.07)      (1.33)
                                                  --------------    --------    --------    --------   --------    --------

Net asset value, end of period                    $        15.05    $  13.00    $  10.60    $   8.41   $   5.96    $   7.24
                                                  ==============    ========    ========    ========   ========    ========

Total Return                                               21.37%      33.57%      26.79%      42.60%    (16.94%)    (30.29%)

Net assets, end of period (in thousands)          $       23,915    $ 15,466    $  9,303    $ 10,587   $  8,222    $ 14,196
Average net assets for the period
  (in thousands)                                  $       21,250    $ 12,184    $ 10,063    $  8,571   $ 13,347    $ 18,204
Ratio of expenses to average net assets
Before expense limitation                                   1.41%       1.68%       1.98%       2.00%      1.72%       1.65%
After expense limitation/recoupment                         1.41%       1.68%        N/A         N/A        N/A         N/A
Ratio of net investment income (loss)
  to average net assets                                    (0.33%)
Before expense limitation                                               0.51%       0.03%       0.88%       0.48%      0.97%
After expense limitation/recoupment                        (0.33%)      0.51%        N/A         N/A        N/A         N/A
Portfolio turnover rate(b)                                 81.94%     139.23%     117.74%      98.91%     91.99%      41.67%



(x) Calculated using average share method.
(b) Portfolio turnover is calculated at the Fund level.

ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

                      This page is intentionally left blank

                      This page is intentionally left blank

                                                         FOR FURTHER INFORMATION

[ICON FUNDS(R) LOGO]

FOR FURTHER INFORMATION


More information about the Funds is available to you free of charge. The Funds' Statements of Additional Information (SAIs) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and are incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' investments and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. Financial reports for Class A shares of the Funds will be available once Class A shares have completed their first annual or semi-annual period. You can request copies of the SAIs, Annual and Semiannual Reports or obtain other information:


BY TELEPHONE                          Call 1-800-764-0442

BY MAIL                               ICON Funds; P.O. Box 55452 Boston,
                                      MA 02205-8165

IN PERSON                             ICON Funds; 5299 DTC Boulevard, Suite 1200
                                      Greenwood Village, CO 80111

BY E-MAIL                             info@iconadvisers.com

ON THE INTERNET

  ICON FUNDS WEBSITE:                 www.iconadvisers.com
  EDGAR DATABASE ON THE SEC WEBSITE:  www.sec.gov

BY E-MAIL OR IN PERSON FROM THE       E-Mail the Securities and Exchange
SECURITIES AND EXCHANGE COMMISSION    Commission at publicinfo@sec.gov
(YOU WILL PAY A COPYING FEE)

VISIT OR WRITE:                       SEC's Public Reference Section;
                                      Washington, D.C. 20549-0102

                                      Call 1-202-942-8090 for information about the operation of the Public Reference Room



557289
I-127-A                                       ICON Funds' SEC File No. 811-07883

[ICON FUNDS(R) LOGO]


                                   ICON FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 31, 2006
                             AS REVISED JUNE 1, 2006


This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                    ICON Bond Fund

                    ICON Core Equity Fund

                    ICON Covered Call Fund

                    ICON Equity Income Fund

                    ICON Long/Short Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above dated January 31, 2006 and ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund Class A shares prospectus dated June 1, 2006, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports of PricewaterhouseCoopers LLP
(PwC) with respect to such financial statements, appear in the Trust's 2005 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trust's shareholder servicing agent at the telephone number or address listed on the preceding page.

                                TABLE OF CONTENTS

THE ICON FUNDS                                                                   4
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                                 4
FUNDAMENTAL INVESTMENT RESTRICTIONS                                              5
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                          6
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS            8
PORTFOLIO TURNOVER                                                               8
EQUITY SECURITIES                                                                8
DEBT SECURITIES                                                                 12
COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS                                     16
DERIVATIVE INSTRUMENTS                                                          17
SHORT SALES                                                                     27
FOREIGN SECURITIES AND ADRS                                                     28
SECURITIES THAT ARE NOT READILY MARKETABLE                                      32
WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES                                      33
BORROWING/OVERDRAFTS                                                            34
SECURITIES OF OTHER INVESTMENT COMPANIES                                        34
REPURCHASE AGREEMENTS                                                           34
CASH SWEEP PROGRAM                                                              35
SECURITIES LENDING                                                              35
TRUSTEES AND OFFICERS                                                           36
TRUST OFFICERS                                                                  42
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION                                43
CODE OF ETHICS                                                                  46
PROXY VOTING                                                                    46
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                     50
PURCHASE AND REDEMPTION OF SHARES                                               57
SALES CHARGES
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                   65
CAPITAL STOCK                                                                   70
PRICING OF SHARES                                                               73
TAX STATUS                                                                      75
ADDITIONAL INFORMATION                                                          80
TRUST SHARES                                                                    80
REGISTRATION STATEMENT                                                          82
APPENDIX A - RATINGS OF CORPORATE BONDS                                         83
RATINGS OF PREFERRED STOCK                                                      84

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (each a "Fund" and collectively the "Funds") are series of the Trust. There are 12 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser. ICON Distributors, Inc. ("IDI" or "Distributor") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

FUND                                 INVESTMENT OBJECTIVE
----                                 --------------------
ICON Bond Fund                       Maximum total return.
ICON Core Equity Fund                Capital appreciation with a secondary
                                     objective of capital preservation.
ICON Covered Call Fund               Modest capital appreciation and to maximize
                                     gains from writing covered call options.
ICON Equity Income Fund              Modest capital appreciation and income.
ICON Long/Short Fund                 Capital appreciation.

The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days' advance notice. The ICON Core Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing Core Equity Fund shareholders at least 60 days' advance notice. The ICON Covered Call Fund will not change its strategy of normally investing in equity securities traded in U.S. markets and in covered call options sold or written on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes, without providing Covered Call Fund shareholders at least 60 days' advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days' advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without provided Long/Short shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees ("Board") at any time without shareholder approval.

1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

FUND                                          2005      2004      2003
----                                          ----      ----      ----
ICON Bond Fund                                76.28%    37.98%    41.65%
ICON Core Equity Fund                        136.82%   116.26%   188.07%
ICON Covered Call Fund                       159.35%   167.57%   184.24%
ICON Equity Income Fund                      143.82%    51.84%    35.17%
ICON Long/Short Fund                         112.06%   148.32%   162.25%

The changes in portfolio turnover rates for the fiscal year ended 2005 as compared to 2004 was due in part to market conditions and rotations into and out of the various funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK. Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Core Equity Fund, ICON Covered Call Fund and ICON Long/Short Fund will invest in debt securities only if they are rated investment grade (BBB/Baa, or higher) at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as "junk bonds" or "high yield" bonds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are rated below B by Moody's or S&P or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

ZERO COUPON BONDS. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

MORTGAGE-RELATED SECURITIES. The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("Ginnie Mae"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or the Department of Veterans Affairs ("VA") guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES. The ICON Covered Call Fund's primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the mid-price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the

OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

FUTURES CONTRACTS. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER. Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

SHORT SALES

A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund are the "Diversified Equity Funds." Each Diversified Equity Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on:

-    where the issuer operates and is organized, and
- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts ("ADRs", which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust's Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing difference in the settlement of money from security and shareholder transactions. Each Fund will attempt to minimize such fluctuations by not purchasing securities when cash borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The business and affairs of the Trust are managed under the direction of the Board. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                         NUMBER    PRINCIPAL
                       POSITIONS HELD       YEAR JOINED  OF FUNDS  OCCUPATION(S) DURING            OTHER
NAME AND AGE           WITH TRUST           BOARD        OVERSEEN  PAST FIVE YEARS                 DIRECTORSHIPS
---------------------  -------------------  -----------  --------  ------------------------------  ------------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert        Lead Independent     1999         All 17    President, Venture Capital      Director, Herre Bros, Inc., a
Age: 55                Trustee; Chairman                 ICON      Management LLC (1997 to         contracting company (1998 to
                       of Audit Committee;               Funds.    present); General Partner,      present); Director, Delta
                       Chairman of                                 SOGNO Partners LP, a venture    Dental of Pennsylvania, an
                       Valuation                                   capital company (2001 to        insurance company (1998 to
                       Committee;                                  present); General Partner,      2002 and 2003 to present);
                       Nominating                                  Chamois Partners, LP, a         Director, DDP Inc., an
                       Committee Member.                           venture capital company (2004   insurance company (1998 to
                                                                   to present); General Partner,   2002 and 2003 to present);
                                                                   KPMG Peat Marwick, LLP (1979    Director, Delta Reinsurance
                                                                   to 1997).                       Corporation (2000 to 2002 and
                                                                                                   2003 to present); Director,
                                                                                                   Homeland Inc., a non-profit
                                                                                                   long-term care corporation
                                                                                                   (2002 to present).

John C. Pomeroy, Jr.   Trustee; Valuation   2002         All 17    Chief Investment Officer and    N/A
Age: 59                Committee Member;                 ICON      Director of Investments,
                       Nominating                        Funds.    Pennsylvania State University
                       Committee Member.                           (2001 to present); Portfolio
                                                                   Manager and Product Manager,
                                                                   Trinity Investment Management
                                                                   Corporation (1989 to 2001).

Gregory Kellam Scott   Trustee; Nominating  2002         All 17    Executive Director of Indiana   Member - National Board of
Age: 57                Committee Member.                 ICON      Civil Rights Commission         Directors, Constituency for
                                                         Funds.    (February 2005-present);        Africa (1997 to present).
                                                                   Senior Vice President - Law,
                                                                   General Counsel and Secretary,
                                                                   GenCorp, Inc., a multinational
                                                                   technology based manufacturing
                                                                   company (2002 to 2004); Vice
                                                                   President and General Counsel,
                                                                   Kaiser-Hill Company LLC, a
                                                                   nuclear clean-up and
                                                                   environmental remediation
                                                                   company (2000 to 2002);
                                                                   Justice, Colorado Supreme
                                                                   Court (1993 to 2000).

R. Michael Sentel      Trustee; Audit       1996         All 17    Senior Attorney for U.S.        N/A
Age: 58                Committee Member;                 ICON      Department of Education (1996
                       Valuation Committee               Funds.    to present); engaged in
                       Member; Nominating                          private practice of securities
                       Committee Member.                           and corporate law (1981 to
                                                                   present). SEC Enforcement
                                                                   Branch Chief (1980-1981)

Jonathan F. Zeschin    Trustee; Audit       2002         All 17    President and Founder,          Independent Director and
Age 53                 Committee Member;                 ICON      ESSENTIAL Advisers, Inc., a     Chairman of Dividend Capital
                       Nominating                        Funds.    wealth management and           Realty Income Allocation Fund
                       Committee Member.                           investment advisory firm (2000  (January 2005-present);
                                                                   to present); Managing Partner,  Director, Wasatch Funds (2002
                                                                   JZ Partners LLC, a business     to 2004); Director, Young
                                                                   consulting firm for investment  Americans Education Foundation
                                                                   management companies (1998 to   and Young Americans Bank (1998
                                                                   2002); President, Founders      to 2004).
                                                                   Asset Management LLC, an
                                                                   investment management company
                                                                   (1995 to 1998); Executive Vice
                                                                   President, INVESCO Funds
                                                                   Group, an investment advisory
                                                                   company (1992 to 1995).

INTERESTED TRUSTEE

Craig T. Callahan*     Chairman of the      1996         All 17    President (1998 to present),    N/A
Age: 55                Board and Trustee.                ICON      Director (1991 to present) and
                                                         Funds.    Chief Investment Officer (1991
                                                                   to 2004) of ICON Advisers,
                                                                   Inc.; President (1998 to
                                                                   present), Director (1991 to
                                                                   present) and Vice President
                                                                   (1991 to 1998) of ICON
                                                                   Distributors, Inc.; President
                                                                   (1998 to November 2005),
                                                                   Director (1994 to present) and
                                                                   Secretary/Treasurer (1994 to
                                                                   1998) of ICON Management &
                                                                   Research Corporation;
                                                                   President and Director (2004
                                                                   to present) of ICON Insurance
                                                                   Agency, Inc.

* Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent registered public accountants; and acts as a liaison between the Trust's independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met four times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of December 31, 2005:

                                  NAME OF FUND

                                                                    ALL REGISTERED INVESTMENT
                                  CORE               EQUITY  LONG/  COMPANIES OVERSEEN BY
                            BOND  EQUITY  COVERED    INCOME  SHORT  TRUSTEE IN FAMILY OF
                            FUND  FUND    CALL FUND  FUND    FUND   INVESTMENT COMPANIES
                           ------------------------------------------------------------------
INDEPENDENT TRUSTEES
Glen F. Bergert               B      C        C         C      C                E
John C. Pomeroy, Jr.          A      C        A         A      B                C
Gregory Kellam Scott          B      A        A         C      A                C
R. Michael Sentel             A      C        A         C      B                C
Jonathan F. Zeschin           A      D        A         A      A                D
INTERESTED TRUSTEES
Craig T. Callahan             A      E        A         A      E                E

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS.

A= none
B= $1-$10,000
C= $10,001-$50,000
D= $50,001-$100,000
E= over $100,000


None of the Trustees, other than Mr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2005. As of April 30, 2006, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION


Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pay each Independent Trustee an $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Lead Independent Trustee receives an additional fee of $6,000 per year. Prior to October 1, 2005, each Independent Trustee received a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee received an additional fee of $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.


The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005.

                               COMPENSATION TABLE

                                         AGGREGATE COMPENSATION FROM ICON FUNDS*
  NAME OF PERSON AND POSITION                        (17 FUNDS TOTAL)
--------------------------------------------------------------------------------
INTERESTED TRUSTEE:
  Craig T. Callahan, Chairman                           $       0
INDEPENDENT TRUSTEES:
        Glen F. Bergert                                 $  38,359
     John C. Pomeroy, Jr.                               $  32,606
     Gregory Kellam Scott                               $  32,606
       R. Michael Sentel                                $  34,044
      Jonathan F. Zeschin                               $  34,044
                                         ---------------------------------------
             TOTAL                                      $ 171,659
                                         ---------------------------------------

* The Trustees are also Trustees of the 12 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.


                       POSITION HELD WITH FUND AND     PRINCIPAL OCCUPATION DURING
NAME AND AGE           LENGTH OF TIME SERVED           PAST FIVE YEARS
---------------------  ------------------------------  ------------------------------
Craig T. Callahan      President of the Trust since    President (1998 to present),
Age: 55                its inception in 1996.          Director (1991 to present) and
                                                       Chief Investment Officer (1991
                                                       to 2004) of ICON Advisers,
                                                       Inc.; President (1998 to
                                                       present), Director (1991 to
                                                       present) and Vice President
                                                       (1991 to 1998) of ICON
                                                       Distributors, Inc.; President
                                                       (1998 to November 2005),
                                                       Director (1994 to present) and
                                                       Secretary/Treasurer (1994 to
                                                       1998) of ICON Management &
                                                       Research Corporation;
                                                       President and Director (2004
                                                       to present) of ICON Insurance
                                                       Agency, Inc.

Erik L. Jonson         Vice President and Chief        Chief Financial Officer (1996
Age: 56                Financial Officer of the Trust  to present) and Executive Vice
                       since its inception in 1996.    President (2004 to present) of
                                                       ICON Advisers, Inc.; Vice
                                                       President (1998 to 2004) of
                                                       ICON Advisers, Inc.; Director,
                                                       Chief Financial Officer and
                                                       Secretary (1996 to present) of
                                                       ICON Management & Research
                                                       Corporation; Executive Vice
                                                       President (2004 to present)
                                                       and Treasurer (1998 to
                                                       present) of ICON Distributors,
                                                       Inc.; Secretary (1998 to 2002)
                                                       of ICON Distributors, Inc.;
                                                       Vice President (2002 to 2004)
                                                       of ICON Distributors, Inc.;
                                                       Executive Vice President and
                                                       Treasurer of ICON Insurance
                                                       Agency, Inc. (2004 to
                                                       present).

Donald Salcito         Secretary (2005 to present) of  Executive Vice President and

Age: 53                the Trust.                      General Counsel (2005 to
                                                       present) of ICON Advisers,
                                                       Inc. Chief Compliance Officer,
                                                       Executive Vice President,
                                                       Secretary and General Counsel
                                                       for ICON Distributors, Inc.
                                                       Formerly Partner (2000-2005)
                                                       Perkins Coie, LLP.

Carrie M. Schoffman    Assistant Vice President        Chief Compliance Officer (2004
Age: 33                (November 2004 to present) and  to present) of ICON Advisers,
                       Chief Compliance Officer (May   Inc. Formerly staff accountant
                       2004 to present) of the Trust.  (2003 to 2004) U.S. Securities and Exchange Commission;
                                                       Experienced Manager/Manager
                                                       (2001 to 2003) and Senior
                                                       Associate/Associate (1996 to
                                                       2001) PricewaterhouseCoopers
                                                       LLP.

Stephen Abrams         Anti-Money Laundering Officer   Associate General Counsel
Age: 42                (2005 to present) of the        (2005 to present) of ICON
                       Trust.                          Advisers, Inc. Formerly,
                                                       Partner (2004-2005) and
                                                       Associate (2000-2004) Perkins
                                                       Coie, LLP.

Michael P. Lawlor      Assistant Secretary (2006 to    Assistant Counsel (2005 to
Age: 35                present) of the Trust.          present) of BISYS Fund
                                                       Services, Inc.; Associate
                                                       Counsel (2003 to 2005) IXIS
                                                       Advisers Group, Inc.;
                                                       Associate Counsel (2000 to
                                                       2003) Loomis, Sayles &
                                                       Company, L.P.


The Trust's Trustees and Officers may be contacted at the Funds' address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.


MANAGEMENT OF OTHER ACCOUNTS. The number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

                                         OTHER ACCOUNTS MANAGED
                    ---------------------------------------------------------------
                         OTHER
                       REGISTERED
                       INVESTMENT         OTHER POOLED
                        COMPANIES           INVESTMENT
     NAME OF            ("RICs")             VEHICLES            OTHER ACCOUNTS
    PORTFOLIO          AND ASSETS            ("PIVs")              AND ASSETS
-----------------------------------------------------------------------------------
Robert Straus        3; 510,342,552     1; $1,261,466,467    10,086; $1,261,466,467

Derek Rollingson     3; 358,143,299      2; $14,485,197      10,087; $1,261,372,852

J.C. Waller         3; 1,891,667,865          None           10,086; $1,261,413,997

Todd Burchett             None                None              14; $181,875,313


COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

POTENTIAL CONFLICTS OF INTEREST. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security's ending target percentage as determined by the portfolio manager at the time of purchase.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2005 or as otherwise noted.


                                                     AGGREGATE DOLLAR RANGE
                                                            OF EQUIT
                            DOLLAR RANGE OF EQUITY     SECURITIES IN ALL
                                  SECURITIES               REGISTERED
                           IN THE FUNDS MANAGED BY    INVESTMENT COMPANIES
NAME OF PORTFOLIO MANAGER   THE PORTFOLIO MANAGER   IN THE ICON FUND FAMILY
-------------------------  -----------------------  -----------------------
Robert Straus                     $0-$10,000            $10,001-$50,000
Derek Rollingson               $50,001-$100,000        $100,001-$500,000
J.C. Waller                    $10,001-$50,000          $10,001-$50,000
Todd Burchett                         0                $100,001-$500,000

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.

PROXY VOTING

The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board's continuing oversight.

POLICIES AND PROCEDURES

The Adviser's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Adviser's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Adviser's Compliance, Legal and Portfolio Management Departments, and chaired by the Adviser's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and ISS also perform spot checks periodically to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

     The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

     - Election of Directors - considering factors such as director qualifications, term of office, age limits.
     - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
     - Election of Auditors - considering factors such as independence and reputation of the auditing firm.
     - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
     - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.
     - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
     - Capital Structure - considering factors such as common stock authorization and stock distributions.
     - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
     - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
     - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
     - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
     - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

     A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request.

CONFLICTS OF INTEREST

     From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

RECORD OF PROXY VOTING

The Adviser, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 will be available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442 (2) on the ICON Funds web site, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

 A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

     - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;
     -  The request must relate to an appropriate business purpose; and
     - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                                             FREQUENCY OF
                    ENTITY NAME              HOLDINGS DISCLOSURE
                    -----------              -------------------
                    Lipper, Inc.             Monthly, approximately 5
                                             business days after month-end
                    Morningstar              Monthly, approximately 5
                                             business days after month-end.
                    Standard & Poor's        Monthly, approximately 5
                                             business days after month end.
                    Bloomberg                Monthly, approximately 5
                                             business days after month end.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Mr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Mr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.


ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Chief Compliance Officer, Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis L. Engel, Executive Vice President and Chief Operating Officer; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan, Jonson, Salcito and Ms. Schoffman with the Trust are shown under the "Trustees and Officers" section of this SAI.


AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

FUND                          ANNUAL MANAGEMENT FEE
----                          ---------------------
ICON Bond Fund                        0.60%
ICON Core Equity Fund                 0.75%
ICON Covered Call Fund                0.75%
ICON Equity Income Fund               0.75%
ICON Long/Short Fund                  0.85%

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Funds' respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:

                                              MANAGEMENT FEE
                                              --------------
       ICON FUND                    2005           2004           2003
       ---------                    ----           ----           ----
       Bond Fund                $    432,662   $    280,439   $    202,155
       Core Equity Fund         $  1,021,548   $    663,062   $    483,554
       Covered Call Fund        $    396,030   $    234,218   $    108,512
       Equity Income Fund       $  1,007,707   $    672,154   $    190,412
       Long/Short Fund          $    476,178   $    134,488   $     60,488

EXPENSE LIMITATION AGREEMENT. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Covered Call Fund, ICON

Equity Income Fund and the ICON Long/Short Fund (the "Diversified Funds"), pursuant to which it has agreed to reimburse or limit the Diversified Funds' fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Diversified Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Diversified Fund's business) do not exceed the following percentages:

                            CLASS A    CLASS C     CLASS I     CLASS Z
                            EXPENSE    EXPENSE     EXPENSE     EXPENSE
          FUND            LIMITATION  LIMITATION  LIMITATION  LIMITATION
ICON Bond Fund                N/A        1.60%       1.00%       0.75%
ICON Covered Call Fund       1.45%       2.20%       1.45%       1.20%
ICON Equity Income Fund      1.45%       2.20%       1.45%       1.20%
ICON Long/Short Fund         1.55%       2.30%       1.55%       1.30%

Each Diversified Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Diversified Fund's expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations will continue until January 31, 2016. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Diversified Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.

ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement.

                                         (REIMBURSEMENT)/RECOUPMENT
                                         --------------------------
          ICON FUND                  2005           2004           2003
          ---------                  ----           ----           ----
          Bond Fund              $   (76,145)   $    (9,844)   $   (50,621)
          Covered Call Fund      $   (67,070)   $   (58,657)   $   (90,063)
          Equity Income Fund     $   (11,894)   $    55,807    $   (69,536)
          Long/Short Fund        $   (45,739)   $   (77,195)   $  (109,309)

ADMINISTRATIVE SERVICES


Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. Effective January 31, 2006, ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. Prior to January 31, 2006, ICON received a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.


Below is a table which shows the administration fees paid by the Trust for the last three fiscal years:

                                                   ADMINISTRATIVE
                    FISCAL YEAR ENDED                   FEES
                         9/30/05                    $  1,298,140
                         9/30/04                    $    844,564
                         9/30/03                    $    479,800

During fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay an annual sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. This agreement was terminated on March 31, 2005.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT

BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund Assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for three classes of Fund shares - Class A, Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of Class I shares of the Bond Fund. The Core Equity, Covered Call, Equity Income, and Long/Short Funds each pays for distribution and related services at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of a Fund, 1.00% of the average daily net assets of Class C shares of a Fund and 0.25% of the average daily net assets of Class I shares of a Fund. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds' shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust's Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.


In the case of Class C shares for each Fund, effective June 1, 2006, the Distributor retains the first year's distribution and related service fee of 1.00% assessed against such shares (0.85% in the case of the ICON Bond Fund). In the case of purchases of $1 million or more of Class A shares, the Distributor may retain the distribution fee relating to such shares for the first year. In addition for Class A and, after the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A shares.


The Board reviews expenditures made by the Distributor related to distribution of the Funds' shares on a quarterly basis.

During the fiscal years ended September 30, 2005, 2004 and 2003, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:

                                              12b-1 FEES FOR  12b-1 FEES FOR  12b-1 FEES FOR
                                                FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
FUND*                                          ENDED 9/30/05   ENDED 9/30/04   ENDED 9/30/03
ICON Bond Fund - Class C                       $      7,858    $      2,686    $      1,603
ICON Bond Fund - Class I                       $    177,963    $    116,059    $     84,670
ICON Core Equity Fund - Class C                $    664,742    $    452,357    $    304,612
ICON Core Equity Fund - Class I                $    173,781    $    107,900    $     85,613
ICON Covered Call Fund - Class C               $     29,091    $      8,370    $        434
ICON Covered Call Fund - Class I               $    124,473    $     75,978    $     36,487
ICON Equity Income Fund - Class C              $     30,182    $     10,548    $      3,178
ICON Equity Income Fund - Class I              $    328,298    $    221,402    $     63,516
ICON Long/Short Fund - Class C                 $     88,334    $     14,190    $      1,796
ICON Long/Short Fund - Class I                 $    117,753    $     36,038    $     17,511

Total                                          $  1,742,475    $  1,045,528    $    599,420


* Class A shares had not commenced operations as of the date of this SAI, therefore, no amounts were expended pursuant to the Funds' 12b-1 Plan during the periods shown.


During the fiscal year ended September 30, 2005, the Distributor expended the following amounts in marketing the Trust's shares:

                                                                   AMOUNT OF
            TYPE OF EXPENSES                                       EXPENSE
            Printing and mailing of prospectuses to persons
            other than current shareholders                        $    150,096

            Payment of compensation to third parties for
            distribution and shareholders support services         $  1,397,783

            Advertising materials and fees                         $     34,324

            Total:                                                 $  1,582,203


The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.


The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.


The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON Funds was approved by the Board, including all the independent Trustees, with respect to Class A shares on May 16, 2006 for one year period ended May 16, 2007 and, with respect to Class C and Class I shares, on August 9, 2005 for a one year period ended September 30, 2006. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.


CUSTODIAN


Brown Brothers Harriman, serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


TRANSFER AGENT

Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PricewaterhouseCoopers LLP ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee.

COUNSEL

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES


Each Fund (except the ICON Bond Fund) offers four classes of shares: Class A, Class C, Class I, and Class Z. The ICON Bond Fund offers three classes of shares: Class C, Class I, and Class Z. When purchasing Fund shares, you must specify which Class is being purchased. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A 1% contingent deferred sales charge also applies to redemptions of Class C shares made within one year of purchase. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. A 1% Contingent deferred sales charge also applies to redemptions of Class C shares made within one year of purchase. See "Sales Charges" below. There is no sales charge on the purchase of Class I and Class Z shares and the public offering price for the shares of such classes is the net asset value per share of that Class. Class A shares have a 0.25% 12b-1 fee, Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class Z shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment requirements and eligibility requirements and subject to the restrictions on excessive trading discussed below.


The minimum investment in Class A, Class C and Class I shares for any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange. See discussion below for eligibility requirements for Class Z Institutional shares.

Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.


The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.


INSTITUTIONAL CLASS OF SHARES.

Class Z shares of the Funds are offered only to institutional investors and can be only purchased by:

   -  A bank, trust company or other type of depository institutions;
   - An insurance company, investment company, endowment or foundation purchasing shares for its own account;
   -  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
   - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

   "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.


The Funds reserve the right to change the criteria for investors eligible for Class Z shares.


REDEMPTIONS IN CASH

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective

Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                                  SALES CHARGES

SALES CHARGE - CLASS A SHARES

The public offering price of Class A shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:


                                                                              DEALER
                                     SALES CHARGES AS   SALES CHARGE AS   COMMISSION AS A
      SIZE OF TRANSACTION AT           % OF OFFERING      A % OF YOUR      % OF OFFERING
          OFFERING PRICE                   PRICE           INVESTMENT          PRICE
Less than $25,000                          5.75%             6.10%             5.00%
$25,000 but less than $50,000              5.00%             5.26%             4.25%
$50,000 but less than $100,000             4.50%             4.71%             3.75%
$100,000 but less than $250,000            3.50%             3.63%             2.75%
$250,000 but less than $500,000            2.50%             2.56%             2.00%
$500,000 but less than $750,000            2.00%             2.04%             1.60%
$750,000 but less than $1,000,000          1.50%             1.52%             1.20%
$1,000,000 and over                        0.00%             0.00%             0.00%



There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. The contingent deferred sales charge is based on the original purchase cost.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE WAIVERS


The Distributor may waive sales charges for the purchase of Class A and Class C shares made within 1 year of purchase of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 ("Family Members") of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals), (3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees (and the Family Members of such individuals), (4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


SALES CHARGE REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member's investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member's social security number).


CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases

Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's Family Members and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of Intent amount.
A Letter of Intent may include the purchases of the investor's Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.


The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor's death.


For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the "purchaser's combined holdings" of all Class A shares of the Funds or the amount of the original investment less any withdrawals. The "purchaser's combined holdings" described above shall include the combined Class A share holdings of the purchaser, the purchaser's Family Members and the purchaser's retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

AGGREGATING ACCOUNTS. Class A share investments which qualify for aggregation include those made by an investor and such investor's Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:


- individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

- business accounts solely controlled by the investor or the investor's Family Members

- trust accounts established by the investor or the investor's Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

- endowments or foundations established and controlled by the investor or the investor's Family Members; or


Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:


- for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

- made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

- for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

- for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.


Class A purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

REINSTATEMENT PRIVILEGE (CLASS A ONLY)

The Prospectus for Class A shares describes redeeming shareholders' reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of redemption.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge
(CDSC) of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the 1% CDSC (0.85% in the case of ICON Bond Fund) applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:



- Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased (see below);

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

CLASS A SHARES ONLY

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge; provided that such redemptions do not exceed 10% of the value of an account (including Class
     A shares in all ICON Funds) annually (the "10% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

IN THE CASE OF CLASS C SHARES ONLY

The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

- Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge; provided that such redemptions do not exceed 12% of the value of an account annually (the "12% limit") Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. In addition, if a Class C shareholder exchanges into the Class C shares of the ICON Bond Fund and subsequently redeems within one-year of the initial purchase, they will be subject to the 1% CDSC applicable to the initial fund in which they purchased. Conversely, if a Class C shareholder of the ICON Bond Fund exchanges into Class C shares of another ICON Fund and subsequently redeems within the first year of their initial purchase, the shareholder will be assessed a CDSC of 0.85%.


                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

-  earnings information and estimates
-  stock quote systems
-  trading systems
-  trading measurement services
-  data feeds from stock exchanges
-  software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2005 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.

       FUND                               2005              2004              2003
                                          ----              ----              ----
ICON Bond                              $      400        $      162        $      690

ICON Core Equity                       $  453,780        $  279,505        $  345,695

ICON Covered Call                      $  557,216        $  119,646        $  155,716

ICON Equity Income                     $  425,975        $  182,918        $   77,680

ICON Long/Short                        $  216,413        $   89,693        $   42,216

The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

                                                  TOTAL AGENCY      SOFT DOLLAR COMMISSIONS
                 FUND                             TRANSACTIONS         PAID ON TRANSACTIONS
                 ICON Bond                                    -                      -
                 ICON Core Equity                $  102,271,583              $  78,093
                 ICON Covered Call               $      305,711              $      84
                 ICON Equity Income              $   92,198,904              $  75,511
                 ICON Long/Short                 $   30,576,391              $  28,902

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:

             FUND                                BROKER                         VALUE AS OF 9/30/05
             ICON Bond Fund                      AG Edwards                          $            0
                                                 Goldman Sachs Group Inc.            $      665,888
                                                 Morgan Stanley                      $      723,574
                                                 Merrill Lynch                       $            0
                                                 Bear Stearns                        $            0
                                                 JP Morgan                           $    1,153,959

             ICON Core Equity Fund               AG Edwards                          $    1,261,728
                                                 Goldman Sachs Group Inc.            $            0
                                                 Morgan Stanley                      $            0
                                                 Merrill Lynch                       $            0
                                                 Bear Stearns                        $            0
                                                 JP Morgan                           $            0

             ICON Covered Call Fund              AG Edwards                          $      271,622
                                                 Goldman Sachs Group Inc.            $      425,530
                                                 Morgan Stanley                      $            0
                                                 Merrill Lynch                       $            0
                                                 Bear Stearns                        $            0
                                                 JP Morgan                           $            0

             ICON Equity Income Fund             AG Edwards                          $    1,288,014
                                                 Goldman Sachs Group Inc.            $            0
                                                 Morgan Stanley                      $            0
                                                 Merrill Lynch                       $            0
                                                 Bear Stearns                        $      987,750
                                                 JP Morgan                           $            0

             ICON Long/Short Fund                AG Edwards                          $      670,923
                                                 Goldman Sachs Group Inc.            $      741,638
                                                 Morgan Stanley                      $            0
                                                 Merrill Lynch                       $            0
                                                 Bear Stearns                        $            0
                                                 JP Morgan                           $            0

                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of April 30, 2006 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



NAME AND ADDRESS OF RECORD                                                              PERCENTAGE OF THE
OWNER                                                 FUND NAME                             FUND OWNED
Charles Schwab & Co. Inc.                  ICON Core Equity Fund - Class I                    10.36%
101 Montgomery St.                         ICON Covered Call Fund - Class I                    7.24%
San Francisco, CA 94104-4122               ICON Long/Short Fund - Class I                     26.33%

IMS & Co.                                  ICON Bond Fund - Class I                           56.77%
PO Box 173887                              ICON Covered Call Fund - Class I                   56.41%
Denver, CO 80217-3887                      ICON Equity Income Fund - Class I                  23.67%
                                           ICON Long/Short Fund - Class I                     26.06%

Michael Mourek & Marie Mourek
2S601 Danbury Dr.
Glen Ellyn, IL 60137-7190                  ICON Long/Short Fund - Class Z                     95.29%

Nancy Mitchell Petersen Tr.
803 Prince Street
Alexandria, VA 22314-3006                  Covered Call Fund - Class C                         8.72%

National Investor Sevices FBO
55 Water Street
New York, NY 10041-3299                    Long/Short Fund - Class I                           5.15%

NFS LLC FEBO
Linda Siebert Rapoport Trustee
47 West Division St. #392
Chicago, IL 60610-2339                     ICON Bond Fund - Class C                            7.76%

NFS LLC FEBO
NFS/FMTC IRA
FBO Linda A. Siebert-Rapoport
47 West Division St. #392
Chicago, IL 60610-2339                     ICON Bond Fund - Class C                            9.60%

NAME AND ADDRESS OF RECORD                                                              PERCENTAGE OF THE
OWNER                                                 FUND NAME                             FUND OWNED
Jeffrey J. Sobrinski
Kathleen Sobrinski
20 Bayview Ave.
Marmora, NJ 08223-1021                     ICON Bond Fund - Class C                            5.38%

SEI Private Trust Company
One Freedom Valley Dr.
Oaks, PA 19456                             ICON Core Equity Fund - Class Z                    84.09%

Pershing LLC
PO Box 2052                                ICON Covered Call Fund - Class C                    7.02%
Jersey City, NY 07303-2052                 ICON Equity Income Fund - Class C                   5.69%

NFS LLC FEBO
Holly H. Siebert Kawakami Trustee
315 Wellesley Pl. NE
Albuquerque, NM 87106-2159                 ICON Covered Call Fund - Class C                    6.29%

Trustlynx & Co.                            ICON Bond Fund - Class Z                           98.82%
717 17th Street Suite 2600                 IICON Covered Call Fund - Class Z                  99.97%
Denver, CO 80202-3326                      ICON Equity Income Fund - Class Z                  99.90%

Trustlynx & Co. House Account
PO Box 173736
Denver, CO 80217-3736                      ICON Core Equity Fund - Class Z                    10.41%

UMB Bank NA C/F
Victoria Peace Long
310 Belle Terre Ave.
Temple Ter., FL 33617-4808                 ICON Bond Fund - Class C                            5.20%



The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of April 30, 2006.

Fiserv ISS ("Fiserv") and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.


Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4 p.m.
EST) (the "Valuation Time") on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per each class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund's liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS - IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder's shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code, the Fund would be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

[ICON FUNDS(R) LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 31, 2006
                             AS REVISED JUNE 1, 2006


This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

               ICON Consumer Discretionary Fund
               ICON Energy Fund
               ICON Financial Fund
               ICON Healthcare Fund
               ICON Industrials Fund
               ICON Information Technology Fund
               ICON Leisure and Consumer Staples Fund
               ICON Materials Fund
               ICON Telecommunication & Utilities Fund
               ICON Asia - Pacific Region Fund
               ICON Europe Fund
               ICON International Equity Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, dated January 31, 2006 with respect to the Class I, C, Z and S shares, as applicable and June 1, 2006 with respect to the Class A shares of the ICON Asia-Pacific Fund, ICON Europe Fund and ICON International Equity Fund, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports of PricewaterhouseCoopers LLP
(PwC) with respect to such financial statements, appear in the Trusts' 2005 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address on the preceding page.

                                TABLE OF CONTENTS


THE ICON FUNDS                                                                 5
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                               6
FUNDAMENTAL INVESTMENT RESTRICTIONS                                            7
NON-FUNDAMENTAL INVESTMENT RESTICTIONS                                         8
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS         10
PORTFOLIO TURNOVER                                                            10
EQUITY SECURITIES                                                             11
DEBT SECURITIES                                                               13
REPURCHASE AGREEMENTS                                                         15
CASH SWEEP PROGRAM                                                            16
DERIVATIVES INSTRUMENTS                                                       17
FOREIGN SECURITIES AND ADRS                                                   30
SECURITIES THAT ARE NOT READILY MARKETABLE                                    35
SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS                           37
BORROWING/OVERDRAFTS                                                          37
SECURITIES OF OTHER INVESTMENT COMPANIES                                      37
SECURITIES LENDING                                                            38
TRUSTEES AND OFFICERS                                                         38
BOARD OF TRUSTEES                                                             38
COMMITTEES                                                                    42
BENEFICIAL OWNERSHIP OF SECURITIES                                            43
TRUSTEE COMPENSATION                                                          44
TRUST OFFICERS                                                                45
PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION                              47
CERTAIN POLICIES OF THE FUNDS                                                 49
CODE OF ETHICS                                                                49
PROXY VOTING                                                                  50
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                   53
INVESTMENT ADVISER                                                            53
ADMINISTRATIVE SERVICES                                                       57
DISTRIBUTOR                                                                   58
CUSTODIAN                                                                     58
TRANSFER AGENT                                                                61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL                     61
PURCHASE AND REDEMPTION OF SHARES                                             64
SALES CHARGE                                                                  69
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                 73
CAPITAL STOCK                                                                 75
PRICING OF SHARES                                                             77
TAX STATUS                                                                    84
ADDITIONAL INFORMATION                                                        84
TRUST SHARES                                                                  85
REGISTRATION STATEMENT                                                        86

APPENDIX                                                                      86
RATINGS OF CORPORATE BONDS                                                    86
RATINGS OF PREFERRED STOCK                                                    88
RATINGS OF COMMERCIAL PAPER                                                   89

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.

The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund and the ICON Europe Fund are the "Region Funds". The Region Funds and the ICON International Equity Fund are the "International Funds". The Sector Funds and International Funds (each a "Fund" and collectively the "Funds") are series of the Trust. There are 5 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Sector Funds and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser.

ICON Distributors, Inc. ("Distributor" or "IDI") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below:

FUND                                                INVESTMENT OBJECTIVE
----                                                --------------------
ICON Consumer Discretionary Fund                    Long-term capital appreciation
ICON Energy Fund                                    Long-term capital appreciation
ICON Financial Fund                                 Long-term capital appreciation
ICON Healthcare Fund                                Long-term capital appreciation
ICON Industrials Fund                               Long-term capital appreciation
ICON Information Technology Fund                    Long-term capital appreciation
ICON Leisure and Consumer Staples Fund              Long-term capital appreciation
ICON Materials Fund                                 Long-term capital appreciation
ICON Telecommunication & Utilities                  Long-term capital appreciation
ICON Asia-Pacific Region Fund                       Long-term capital appreciation
ICON Europe Fund                                    Long-term capital appreciation
ICON International Equity Fund                      Long-term capital appreciation

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days' advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days' advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.     Issue any senior security, except as permitted under the 1940 Act.

2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON International Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:

1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.     Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.     Invest more than 15% of its net assets in illiquid securities.

6.     Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

As to the Funds other than the ICON International Equity Fund:

9. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:

FUND                                                              2005               2004               2003
----                                                              ----               ----               ----
ICON Consumer Discretionary Fund                               157.94%            120.63%            174.51%
ICON Energy Fund                                                27.51%             13.42%             42.53%
ICON Financial Fund                                            170.75%            114.50%            142.77%
ICON Healthcare Fund                                            47.88%             52.72%             85.52%
ICON Industrials Fund                                           67.25%             45.77%             90.49%
ICON Information Technology Fund                               152.16%            189.67%            155.39%
ICON Leisure and Consumer Staples Fund                         271.72%            148.43%            139.54%
ICON Materials Fund                                            128.01%             59.48%            130.01%
ICON Telecommunication & Utilities                             112.91%            108.81%            158.24%
ICON Asia-Pacific Region Fund                                  185.84%             58.62%             81.44%
ICON Europe Fund                                               153.55%             78.57%            101.37%
ICON International Equity Fund                                 139.23%            117.74%             98.91%

The changes in portfolio turnover rates for the fiscal year ended 2005 as compared to 2004 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by S&P or Moody's.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

GOVERNMENT SECURITIES

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable." The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the mid-price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

WRITING PUT OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES

All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

FUTURES CONTRACTS

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the

FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER

Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each International Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:

 -    where the issuer operates and is organized, and
 - whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

In addition, the International Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

DEPOSITARY RECEIPTS

Each Fund may invest in American Depositary Receipts ("ADRs"), which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

A Fund may borrow money from time to time due to timing difference in the settlement of money from security and shareholder transactions. Each Fund will attempt to minimize such fluctuations by not purchasing securities when cash borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                                                PRINCIPAL
                             POSITION(S)       YEAR        NUMBER OF           OCCUPATION(S)
       NAME, AGE             HELD WITH        JOINED         FUNDS         DURING THE PAST FIVE       OTHER DIRECTORSHIPS
      AND ADDRESS            ICON FUNDS        BOARD        OVERSEEN              YEARS                       HELD
------------------------ ------------------ ----------- ---------------- ------------------------- ---------------------------
INDEPENDENT TRUSTEES

Glen F. Bergert Age: 55  Lead Independent   1999        All 17 ICON      President, Venture        Director, Herre Bros,
                         Trustee;                       Funds.           Capital Management LLC    Inc., a contracting
                                                                         (1997 to                  company (1998 to

                                                                                PRINCIPAL
                             POSITION(S)       YEAR        NUMBER OF           OCCUPATION(S)
       NAME, AGE             HELD WITH        JOINED         FUNDS         DURING THE PAST FIVE       OTHER DIRECTORSHIPS
      AND ADDRESS            ICON FUNDS        BOARD        OVERSEEN              YEARS                       HELD
------------------------ ------------------ ----------- ---------------- ------------------------- ---------------------------
                         Chairman of                                     present); General         present); Director, Delta
                         Audit Committee;                                Partner, SOGNO            Dental of Pennsylvania,
                         Chairman of                                     Partners LP, a venture    an insurance company
                         Valuation                                       capital company (2001     (1998 to 2002 and 2003 to
                         Committee;                                      to present); General      present; Director, DDP
                         Nominating                                      Partner, Chamois          Inc., an insurance
                         Committee Member.                               Partners, LP, a venture   company (1998 to 2002 and
                                                                         capital company (2004     2003 to present);
                                                                         to present); General      Director, Delta
                                                                         Partner, KPMG Peat        Reinsurance Corporation
                                                                         Marwick, LLP (1979 to     (2000 to 2002 and 2003 to
                                                                         1997).                    present); Director,
                                                                                                   Homeland Inc., a
                                                                                                   non-profit long-term care
                                                                                                   corporation (2002 to
                                                                                                   present).

John C. Pomeroy, Jr.     Trustee;           2002        All 17 ICON      Chief Investment          N/A
Age 59                   Valuation                      Funds.           Officer and Director of
                         Committee                                       Investments,
                         Member;                                         Pennsylvania State
                         Nominating                                      University (2001 to
                         Committee Member.                               present); Portfolio
                                                                         Manager and Product
                                                                         Manager, Trinity
                                                                         Investment Management
                                                                         Corporation (1989 to
                                                                         2001).

Gregory Kellam Scott     Trustee;           2002        All 17 ICON      Executive Director of     Member - National Board
Age: 57                  Nominating                     Funds.           Indiana Civil Rights      of Directors,
                         Committee Member.                               Commission (February      Constituency for Africa
                                                                         2005-present); Senior     (1997 to present).
                                                                         Vice President - Law,
                                                                         General Counsel and
                                                                         Secretary, GenCorp,
                                                                         Inc., a multinational
                                                                         technology based
                                                                         manufacturing company
                                                                         (2002 to 2004);  Vice
                                                                         President and General
                                                                         Counsel, Kaiser-Hill
                                                                         Company LLC, a nuclear
                                                                         clean-up and
                                                                         environmental

                                                                                PRINCIPAL
                             POSITION(S)       YEAR        NUMBER OF           OCCUPATION(S)
       NAME, AGE             HELD WITH        JOINED         FUNDS         DURING THE PAST FIVE       OTHER DIRECTORSHIPS
      AND ADDRESS            ICON FUNDS        BOARD        OVERSEEN              YEARS                       HELD
------------------------ ------------------ ----------- ---------------- ------------------------- ---------------------------
                                                                         remediation company
                                                                         (2000 to 2002);
                                                                         Justice, Colorado
                                                                         Supreme Court (1993 to
                                                                         2000).

R. Michael Sentel        Trustee; Audit     1996        All 17 ICON      Senior Attorney for       N/A
Age: 58                  Committee                      Funds.           U.S. Department of
                         Member;                                         Education (1996 to
                         Valuation                                       present); engaged in
                         Committee                                       private practice of
                         Member;                                         securities and
                         Nominating                                      corporate law (1981 to
                         Committee Member.                               present). FDIC
                                                                         Professional Liability
                                                                         Section (PLS) section
                                                                         chief for Rocky
                                                                         Mountain Region
                                                                         (1992-94).  SEC
                                                                         Enforcement Branch
                                                                         Chief (1980-1981)

                                                                                PRINCIPAL
                             POSITION(S)       YEAR        NUMBER OF           OCCUPATION(S)
       NAME, AGE             HELD WITH        JOINED         FUNDS         DURING THE PAST FIVE       OTHER DIRECTORSHIPS
      AND ADDRESS            ICON FUNDS        BOARD        OVERSEEN              YEARS                       HELD
------------------------ ------------------ ----------- ---------------- ------------------------- ---------------------------
Jonathan F. Zeschin      Trustee; Audit     2002        All 17 ICON      President and Founder,    Independent Director and
Age 53                   Committee                      Funds.           ESSENTIAL Advisers,       Chairman of Dividend
                         Member;                                         Inc., a wealth            Capital Realty Income
                         Nominating                                      management and            Allocation Fund (January
                         Committee Member.                               investment advisory       2005-present); Director,
                                                                         firm (2000 to present);   Wasatch Funds (2002 to
                                                                         Managing Partner, JZ      2004); Director, Young
                                                                         Partners LLC, a           Americans Education
                                                                         business consulting       Foundation and Young
                                                                         firm for investment       Americans Bank (1998 to
                                                                         management companies      2004).
                                                                         (1998 to 2002);
                                                                         President, Founders
                                                                         Asset Management LLC,
                                                                         an investment
                                                                         management company
                                                                         (1995 to 1998);
                                                                         Executive Vice
                                                                         President, INVESCO
                                                                         Funds Group, an
                                                                         investment advisory
                                                                         company (1992 to 1995).

INTERESTED TRUSTEE

Craig T. Callahan*       Chairman of the    1996        All 17 ICON      President (1998 to        N/A
Age 55                   Board and                      Funds.           present), Director
                         Trustee.                                        (1991 to present) and
                                                                         Chief Investment
                                                                         Officer (1991 to 2004)
                                                                         of ICON Advisers, Inc.;
                                                                         President (1998 to
                                                                         November 2005),
                                                                         Director (1991 to
                                                                         present) and Vice
                                                                         President (1991 to
                                                                         1998) of ICON
                                                                         Distributors, Inc.;
                                                                         President (1998 to
                                                                         present), Director
                                                                         (1994 to present) and
                                                                         Secretary/Treasurer
                                                                         (1994 to 1998) of ICON
                                                                         Management & Research
                                                                         Corporation;

                                                                                PRINCIPAL
                             POSITION(S)       YEAR        NUMBER OF           OCCUPATION(S)
       NAME, AGE             HELD WITH        JOINED         FUNDS         DURING THE PAST FIVE       OTHER DIRECTORSHIPS
      AND ADDRESS            ICON FUNDS        BOARD        OVERSEEN              YEARS                       HELD
------------------------ ------------------ ----------- ---------------- ------------------------- ---------------------------
                                                                         President and Director
                                                                         (2004 to present) of ICON
                                                                         Insurance Agency, Inc.

*Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee and Nominating Committee.


AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent registered public accountants; and acts as a liaison between the Trust's independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met four times.


VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.

BENEFICAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of December 31, 2005.

                                                                         NAME OF TRUSTEE
                                        ----------------------------------------------------------------------------------
                                                                                                               INTERESTED
                                                               INDEPENDENT TRUSTEES                             TRUSTEE
                                        ----------------------------------------------------------------------------------
                                        GLEN F.        JOHN C.       GREGORY     R. MICHAEL      JONATHAN       CRAIG T.
NAME OF FUND                            BERGERT      POMEROY, JR.  KELLAM SCOTT    SENTEL       F. ZESCHIN      CALLAHAN
--------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary Fund                B             A              A             A              A              B
Energy Fund                                C             A              A             A              A              A
Financial Fund                             C             A              A             A              A              B
Healthcare Fund                            C             A              A             A              A              B
Industrials Fund                           A             A              A             A              A              B
Information Technology Fund                C             A              A             A              A              A
Leisure and Consumer Staples Fund          A             A              A             A              A              A
Materials Fund                             A             A              A             A              A              A
Telecommunications and Utilities           A             A              A             A              A              A
Fund
Asia-Pacific Region Fund                   C             A              A             A              A              B
Europe Fund                                C             A              A             A              A              B
International Equity Fund                  A             A              B             A              A              B
All Registered Investment Companies        E             C              C             C              D              E
Overseen by Trustee in Family of
Investment Companies

Dollar Range of Equity Securities

A= none
B= $1-$10,000
C= $10,001-$50,000
D= $50,001-$100,000
E= over $100,000


None of the Trustees, other than Mr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2005. As of April

30, 2006, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.


TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Fund currently pays each Independent Trustee an $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee receives an additional fee of $6,000 per year. Prior to October 31, 2005, the Trust paid each Independent Trustee a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee received an additional fee of $4,000 per year. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005.

                               COMPENSATION TABLE

                                                       AGGREGATE COMPENSATION FROM ICON FUNDS*
        NAME OF PERSON AND POSITION                                (17 FUNDS TOTAL)
----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
        Craig T. Callahan, Chairman                                    $       0

INDEPENDENT TRUSTEES:
              Glen F. Bergert                                          $  38,359
           John C. Pomeroy, Jr.                                        $  32,606
           Gregory Kellam Scott                                        $  32,606
             R. Michael Sentel                                         $  34,044
            Jonathan F. Zeschin                                        $  34,044
                   TOTAL                                               $ 171,659

* The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund).

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                                         POSITION HELD WITH FUND AND            PRINCIPAL OCCUPATION DURING
NAME AND AGE                             LENGTH OF TIME SERVED                  PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Craig T. Callahan                        President of the Trust since its       President (1998 to present),
Age:  55                                 inception in 1996.                     Director (1991 to present) and Chief
                                                                                investment Officer (1991 to 2004) of
                                                                                ICON Advisers, Inc.; President (1998 to
                                                                                November 2005), Director (1991 to
                                                                                present) and Vice President (1991 to
                                                                                1998) of ICON Distributors, Inc.;
                                                                                President (1998 to present), Director
                                                                                (1994 to present) and
                                                                                Secretary/Treasurer (1994 to 1998) of
                                                                                ICON Management & Research Corporation;
                                                                                President and Director (2004 to
                                                                                present) of ICON Insurance Agency, Inc.

Erik L. Jonson                           Vice President and Chief Financial     Chief Financial Officer (1996 to
Age:  56                                 Officer of the Trust since its         present) and Executive Vice
                                         inception in 1996.                     President (2004 to present) of ICON
                                                                                Advisers, Inc.; Vice President (1998
                                                                                to 2004) of ICON Advisers, Inc.;
                                                                                Director, Chief Financial Officer
                                                                                and Secretary (1996 to present) of
                                                                                ICON Management & Research
                                                                                Corporation; Executive Vice
                                                                                President (2004 to present) and
                                                                                Treasurer (1998 to present) of ICON
                                                                                Distributors, Inc.; Secretary (1998
                                                                                to 2002) of ICON Distributors, Inc.;
                                                                                Vice President (2002 to 2004 of ICON
                                                                                Distributors, Inc.; Executive Vice
                                                                                President and Treasurer of ICON
                                                                                Insurance Agency, Inc. (2004 to
                                                                                present).

Donald Salcito                           Vice President and Secretary           Executive Vice President and General
Age: 53                                  (November 2005 to present) of the      Counsel (September 2005 to present)
                                         Trust.                                 of ICON Advisers, Inc.; Director of
                                                                                ICON Management & Research
                                                                                (September 2005 to present);
                                                                                Executive Vice President,

                                                                                Secretary, General Counsel and Chief
                                                                                Compliance Officer, for ICON
                                                                                Distributors, Inc.; Executive Vice
                                                                                President and Secretary of ICON
                                                                                Insurance Agency, Inc. (September 2005
                                                                                to present); Formerly, Partner
                                                                                (2000-2005) Perkins Coie, LLP.

Carrie M. Schoffman                      Assistant Vice President (November     Chief Compliance Officer (2004 to
Age 33                                   2004 to present) and Chief             present) of ICON Advisers, Inc.
                                         Compliance Officer (November 2004 to   Formerly staff accountant (2003 to
                                         present) of the Trust.                 2004) U.S. Securities and Exchange
                                                                                Commission; Experienced Manager/Manager
                                                                                (2001 to 2003) and Senior
                                                                                Associate/Associate (1996 to 2001)
                                                                                PricewaterhouseCoopers LLP.

Stephen Abrams                           Anti-Money Laundering Officer (2005    Associate General Counsel (2005 to
Age: 42                                  to present) of the Trust.              present) of ICON Advisers, Inc.
                                                                                Formerly, Partner (2004-2005) and
                                                                                Associate (2000-2004) Perkins Coie,
                                                                                LLP.

Michael P. Lawlor                        Assistant Secretary (2006 to           Assistant Counsel (2005 to present)
Age: 35                                  present) of the Trust                  of BISYS Fund Services, Inc.;
                                                                                Associate Counsel (2003 to 2005)
                                                                                IXIS Advisers Group, Inc.; Associate
                                                                                Counsel (2000 to 2003) Loomis Sayles
                                                                                & Company, L.P.


The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                PORTFOLIO MANAGER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.


MANAGEMENT OF OTHER ACCOUNTS. The table below shows the number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance based fees.

                                                        OTHER ACCOUNTS MANAGED
                            -----------------------------------------------------------------------------
                                    OTHER
                                 REGISTERED
                                 INVESTMENT
                                  COMPANIES                  OTHER POOLED
   NAME OF                         ("RICS")               INVESTMENT VEHICLES         OTHER ACCOUNTS
  PORTFOLIO                       AND ASSETS                   ("PIVS")                  AND ASSETS
---------------------------------------------------------------------------------------------------------
Robert Straus                 1; $230,902,471            1; $1,261,466,467        10,086; $1,261,466,467

Derek Rollingson              1; $388,996,771              2; $14,485,197         10,087; $1,261,372,852

J.C. Waller                  1; $1,891,667,865                  None              10,086; $1,261,413,997

Scott Snyder                  1; $104,071,189                   None              10,051; $1,058,873,639


COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

POTENTIAL CONFLICTS OF INTEREST. Unlike many other investment companies, ICON manages the Funds and accounts under the same investment methodology. Therefore, ICON's selection of investment securities generally does not differentiate between Funds and other accounts. ICON generally employees the same selection criteria on across all managed accounts. However, as reflected above, many Portfolio Managers, manage accounts in addition to the Funds. A Portfolio Manager`s management of other accounts may give rise to potential conflicts of interest, primarily due to the allocation of securities across accounts. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of potential conflicts; however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or eliminating the effects of such conflicts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts based on the security's ending target percentage as determined by the portfolio manager at the time of purchase.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of September 30, 2005 or as otherwise noted.

                                                                   AGGREGATE DOLLAR RANGE
                                                                          OF EQUITY
                                    DOLLAR RANGE OF EQUITY            SECURITIES IN ALL
                                           SECURITIES                     REGISTERED
                                    IN THE FUNDS MANAGED BY          INVESTMENT COMPANIES
NAME OF PORTFOLIO MANAGER            THE PORTFOLIO MANAGER          IN THE ICON FUND FAMILY
--------------------------         -------------------------      ---------------------------
Robert Straus                              0-$10,000                   $10,001-$50,000
Derek Rollingson                        $50,001-$100,000              $100,001-$500,000
J.C. Waller                              $10,001-$50,000               $10,001-$50,000
Scott Snyder                              $0-$10,000                   $10,001-$50,000

                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING

The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board's continuing oversight.

POLICIES AND PROCEDURES

The Adviser's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Adviser's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Adviser's Compliance, Legal and Portfolio Management Departments, and chaired by the Adviser's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and ISS also perform spot checks periodically to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

   - Election of Directors - considering factors such as director qualifications, term of office, age limits.
   - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
   - Election of Auditors - considering factors such as independence and reputation of the auditing firm.
   - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
   - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.
   - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
   - Capital Structure - considering factors such as common stock authorization and stock distributions.
   - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
   - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
   - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
   - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
   - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request.

CONFLICTS OF INTEREST

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

RECORD OF PROXY VOTING

The Adviser, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 will be available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442 (2) on the ICON Funds web site, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

 - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;
 -   The request must relate to an appropriate business purpose; and
 - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                                       FREQUENCY OF
           ENTITY NAME                 HOLDINGS DISCLOSURE
           -----------                 -------------------
           Lipper, Inc.                Monthly, approximately 5 business
                                       days after month-end

           Morningstar                 Monthly, approximately 5 business
                                       days after month-end.

           Standard & Poor's           Monthly, approximately 5 business
                                       days after month end.

           Bloomberg                   Monthly, approximately 5 business
                                       days after month end.

         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Dr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table on page 46, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by the ICON on ninety days written notice.


ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Carrie M. Schoffman, Chief Compliance Officer, Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis L. Engel, Executive Vice President and Chief Operating Officer; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan, Jonson, Salcito and Ms. Schoffman with the Trust are shown under the "Trustees and Officers" section of this SAI.


AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, effective January 31, 2006, each Sector Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million
0.950% on the next $250 million
0.925% on the next $750 million
0.900% on the next $3.5 billion
0.875% on assets over $5 billion

Prior to January 31, 2006 each Sector Fund was obligated to pay ICON a management fee computed daily and paid monthly at an annual rate of 1.00% of each funds assets.

As compensation for its management services for each of the International Funds, the Funds are obligated to pay ICON management fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the respective Fund assets.

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

EXPENSE LIMITATION AGREEMENT (INTERNATIONAL FUNDS). ICON has contractually entered into an Expense Limitation Agreement respecting the each International Fund's Class A shares, effective June 1, 2006, and the ICON International Equity Fund's Class I and Z shares, effective May 1, 2005. Pursuant to these Agreements, ICON has agreed to reimburse or limit the Funds' fees for such classes. In connection with these Agreements and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Funds' business) do not exceed the following percentages:



                                    CLASS A               CLASS C                CLASS I             CLASS Z
                                    EXPENSE               EXPENSE                EXPENSE             EXPENSE
         FUND                     LIMITATION             LIMITATION             LIMITATION         LIMITATION
ICON Asia-Pacific Region Fund        1.80%                  N/A                    N/A                 N/A
ICON Europe Fund                     1.80%                  N/A                    N/A                 N/A
ICON International Equity Fund       1.80%                 2.55%                  1.80%               1.55%


The Expense Limitation Agreement will continue in effect though January 29, 2016. A Fund may, at a later date, reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the existing expense limitation. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Funds, without payment of any penalty, upon 90 days' prior written notice to ICON.

ICON has reimbursed the ICON International Equity Fund or recouped from the Fund the following expenses pursuant to the Expense Limitation Agreement during the fiscal year ended September 30, 2005.

               ICON FUND               (REIMBURSEMENT)/RECOUPMENT
      -----------------------------------------------------------
      ICON International Equity Fund            ($10,556)

MANAGEMENT FEES. For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:

            FUND                                                     MANAGEMENT FEE
            ----                                                     --------------
                                                      2005                 2004               2003
                                                      ----                 ----               ----
ICON Consumer Discretionary Fund                   $  1,676,070         $   1,784,984      $   1,187,927
ICON Energy Fund                                   $  6,010,428         $   1,282,770      $     748,361
ICON Financial Fund                                $  1,886,008         $   1,625,653      $   1,310,268
ICON Healthcare Fund                               $  4,631,466         $   2,454,126      $   1,200,639
ICON Industrials Fund                              $  1,961,273         $   1,801,490      $     703,766
ICON Information Technology Fund                   $  2,640,693         $   2,828,350      $   1,902,446
ICON Leisure and Consumer Staples Fund             $  1,004,088         $   1,048,013      $     809,237
ICON Materials Fund                                $  1,020,441         $     686,842      $     405,496
ICON Telecommunication & Utilities Fund            $  1,011,015         $     543,803      $     532,023
ICON Asia-Pacific Region Fund                      $    151,409         $     150,167      $      66,809
ICON Europe Fund                                   $    166,252         $      72,495      $      67,723
ICON International Equity Fund                     $    206,961         $     114,455      $      85,690

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. Effective January 31, 2006, ICON receives an administrative fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. Prior to January 31, 2006, ICON received a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administration fees paid by the Trust for the last three fiscal years.

                                                ADMINISTRATIVE
                      FISCAL YEAR ENDED              FEES
                           9/30/05                $ 1,298,140
                           9/30/04                $   844,564
                           9/30/03                $   479,800

During fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay a sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. This agreement was terminated on March 31, 2005.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT

BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion.

DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for the International Funds' Class A shares and for ICON International Equity Fund's Class C and Class I. Pursuant to the 12b-1 Plan, each International Fund pays for distribution and related services provided to Class A shares at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of the Fund, and the ICON International Equity Fund pays for distribution and related services provided to Class C and Class I shares at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class I shares of the Fund. The Class Z shares do not charge a 12b-1 fee and are only offered to institutional investors. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Funds' shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.


In the case of Class C shares, the Distributor retains the first year's distribution and related service fee of 1.00% assessed against such shares. In the case of purchases of $1 million or more of Class A shares, the Distributor may retain the distribution fee relating to such shares for the first year. For Class A and, after the first year for Class C shares, the distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A shares.


The Board reviews expenditures made by the Distributor related to distribution of the International Funds' Class A shares and ICON International Equity Fund's Class C and Class I shares on a quarterly basis.

Class C and Class I shares of the ICON International Equity Fund became subject to the 12b-1 Plan effective January 29, 2004. During the fiscal years ended September 30, 2005 and 2004, the Distributor was compensated in conjunction with the sale and distribution of the Fund's Class C and Class I shares as follows:

                                                           12b-1 FEES FOR         12b-1 FEES FOR
                                                          FISCAL YEAR ENDED      FISCAL YEAR ENDED
    FUND                                                       9/30/05                 9/30/04
    ICON International Equity Fund - Class C                   $  6,396                $    988
    ICON International Equity Fund - Class I                   $ 19,731                $  3,141

Class A shares of the International Funds had not commenced operations as of the date of this SAI and, therefore, no amounts were expended by the Fund pursuant to the 12b-1 Plan during the periods shown.

During the fiscal year ended September 30, 2005, the Distributor expended the following amounts in marketing the Trust's shares:

                                                                            AMOUNT OF
          TYPE OF EXPENSES                                                  EXPENSE
          Printing and mailing of prospectuses to persons other than
          current shareholders                                              $     150,096

          Payment of compensation to third parties for distribution
          and shareholders support services                                 $   1,397,783

          Advertising materials and fees                                    $      34,324

          Total:                                                            $   1,582,203


The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., which, to the knowledge of the Trust, was the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.


The benefits that the Board believes are reasonably likely to flow to the International Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.


The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan was approved by the Board, including all the independent Trustees, with respect to the International Funds' Class A shares on May 16, 2006 for a one year period ended May 16, 2007, and with respect to the ICON International Equity Fund's Class C and Class I shares on August 9, 2005 for a one-year period ending September 30, 2006. As to each class of the Funds' shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.


CUSTODIAN


Brown Brothers Harriman ("Brown Brothers"), serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


TRANSFER AGENT


Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES


Each Fund, except the International Funds, offers one class of shares. The
ICON Asia-Pacific Region Fund and the ICON Europe Fund each offer two classes of shares: Class A and Class S shares. The ICON International Equity Fund offers four classes of share: Class A, Class C, Class I and Class Z shares.
When purchasing shares of the International Funds, you must specify which Class is being purchased. Except for Class A shares, there is no sales charge on the purchase of shares of the Funds and the public offering price for the shares is the net asset value per share of that Class. Class A shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge. A 1% contingent deferred sales charge also applies to redemptions of Class C shares made within one year of purchase. A contingent deferred sales charge of 1% applies to certain redemptions of Class A shares made within one year following purchase of $1 million or more made without an initial sales charge. See "Sales Charges" below. Class A shares have a 0.25% 12b-1 fee, Class C shares have a 1.00% 12b-1 fee and a 1% contingent deferred sales charge on shares redeemed within 1 year of purchase. Class I shares have a 0.25% 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest in any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below.


The minimum investment in any one Fund or Class of a Fund, except Class Z shares of the ICON International Equity Fund, is $1,000. See discussion below for eligibility requirements for Class Z shares of the ICON International Equity Fund. Subject to the minimum investment amount, shares may also be purchased by exchange.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.


The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.


INSTITUTIONAL CLASS OF SHARES

Class Z shares of the International Equity Fund are offered only to institutional investors and can be only purchased by:

   -  A bank, trust company or other type of depository institutions;
   - An insurance company, investment company, endowment or foundation purchasing shares for its own account;
   -  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
   - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

GRANDFATHERED SHAREHOLDERS

ICON International Equity Fund (formerly ICON North Europe Region Fund) shareholders as of January 29, 2005 are grandfathered into Class Z shares of the Fund as follows:

   - Shareholders that have continuously maintained a Fund account as of January 29, 2004;
   - Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2004, such as joint owners, trustees, custodians, and designated beneficiaries; and

The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

REDEMPTIONS OTHER THAN IN CASH

It is possible that, in the future, conditions may exist which would, in ICON's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                                  SALES CHARGE

SALES CHARGE - CLASS A SHARES

The public offering price of Class A shares of the International Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:


                                                                                    DEALER
                                       SALES CHARGES AS      SALES CHARGE AS    COMMISSION AS A
      SIZE OF TRANSACTION AT            % OF OFFERING          A % OF YOUR      % OF OFFERING
        OFFERING PRICE                      PRICE               INVESTMENT          PRICE
Less than $25,000                           5.75%                  6.10%            5.00%
$25,000 but less than $50,000               5.00%                  5.26%            4.25%
$50,000 but less than $100,000              4.50%                  4.71%            3.75%
$100,000 but less than $250,000             3.50%                  3.63%            2.75%
$250,000 but less than $500,000             2.50%                  2.56%            2.00%
$500,000 but less than $750,000             2.00%                  2.04%            1.60%
$750,000 but less than $1,000,000           1.50%                  1.52%            1.20%
$1,000,000 and over                         0.00%                  0.00%            0.00%



There is no initial sales charge on purchases of $1 million or more. However, a 1% contingent deferred sales charge may apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. The contingent deferred sales charge is based on the original purchase cost.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases not subject to sales charges consist of purchases of $1 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by a Fund under its Class A shares 12b-1 Plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge

SALES CHARGE WAIVERS


The Distributor may waive sales charges for the purchase of Class A shares of the Funds by or on behalf of (1) employees and retired employees (including the spouse, children under the age of 21 and grandchildren under the age of 21 ("Family Members") of employees and retired employees) of ICON and its affiliates, (2) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the Family Members of such individuals),
(3) investment advisers or financial planners that are authorized to sell shares of the Funds, and their employees (and the Family Members of such individuals),
(4) companies exchanging securities with a Fund through a merger, acquisition or exchange offer, (5) accounts managed by ICON and its affiliates, (6) ICON and its affiliates, (7) an individual or entity with a substantial business relationship with ICON or its affiliates. To receive a sales charge waiver in conjunction with any of the above categories, investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

SALES CHARGE  REDUCTIONS

An investor may qualify for reduced initial sales charges under the privileges as set forth below. An investor may include the investments of Family Members to qualify for a reduced sales charge pursuant to such privileges. Upon the request to include a Family Member's investments for the purpose of qualifying for a reduced sales charge, the investor will be asked for information regarding the Family Member (including the Family Member's social security number).


CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A shares of two or more ICON Funds. For example, if an investor concurrently purchases Class A shares in one of the Funds at the total public offering price of $75,000 and Class A shares in another Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's Family Members and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). At your request, purchases of Class A shares made during the previous 90 days may be included in calculating the Letter of intent amount.
A Letter of Intent may include the purchases of the investor's Family Members.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. Generally, Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be involuntarily redeemed to pay the additional sales charge, if necessary. If the proceeds from this redemption are inadequate, the investor will be liable to the Distributor for the balance still outstanding. Dividends on escrowed Class A shares, whether paid in cash or reinvested in additional Class A shares, are not subject to escrow. The escrowed Class A shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. The dealer assigned to an account at the time of each purchase made during the 13-month period will receive an appropriate commission adjustment. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.


The Letter of Intent may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Letter of Intent, except that the 13-month period during which purchases must be made will remain the same. Accordingly, the sales charge paid on investments made 90 days prior to the revised Letter of Intent will be adjusted to reflect the revised Letter of Intent.

The Letter of Intent will be considered completed if the investor dies within the 13-month period. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the investor's death.

For further information about Letters of Intent, interested investors should contact the Trust at 1-800-764-0442. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Funds then being purchased plus (b) an amount equal to the greater of the then current net asset value of the "purchaser's combined holdings" of all Class A share classes of the Funds or the amount of the original investment less any withdrawals. The "purchaser's combined holdings" described above shall include the combined Class A shares holdings of the purchaser, the purchaser's Family Members and the purchaser's retirement plan accounts. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

AGGREGATING ACCOUNTS. Class A shares investments which qualify for aggregation include those made by an investor and such investor's Family Members, if all parties are purchasing shares for their own accounts and/or the following other accounts:


- individual-type employee benefit plan(s), such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

- business accounts solely controlled by the investor or the Investor's Family Member

- trust accounts established by the investor or the investor's Family Members (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

- endowments or foundations established and controlled by the investor or the investor's Family Members; or


Individual Class A purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:


- for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

- made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

- for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

- for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


REINSTATEMENT PRIVILEGE (CLASS A ONLY)

The Prospectus for Class A shares describes redeeming shareholders' reinstatement privileges. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 90 days after the redemption. The reinstatement or exchange will be made at the net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal tax purposes. Investors who reinstate their accounts by purchasing shares of the funds should consult their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of redemption.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge of 1% applicable to redemptions of Class A shares made within one year following purchases of $1 million or more without an initial sales charge and the contingent deferred sales charge applicable to redemptions of Class C shares made within one year of purchase may be waived in the following circumstances:

- Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which the contingent deferred sales charge would apply to the initial shares purchased (see below);

- Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

CLASS A SHARES ONLY

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver);

- Redemptions in Class A shares that are subject to a contingent deferred sales charge and are withdrawn through a systematic withdrawal plan will not be subject to a contingent deferred sales charge; provided that such redemptions do not exceed 10% of the value of an account (including Class A shares in all ICON Funds) annually (the "10% limit"). Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 10% limit, as applicable. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 10% limit, as applicable. In the case of a systematic withdrawal plan, the 10% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

IN THE CASE OF CLASS C SHARES ONLY

    The following types of transactions, if together they do not exceed 12% in the case of Class C shares of the value of the account annually

- Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).


- Redemptions through a systematic withdrawal plan will not be subject to a contingent deferred sales charge; provided that such redemptions do not exceed 12% of the value of an account annually (the "12% limit") Assets that are not subject to a contingent deferred sales charge, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a systematic withdrawal plan will also count toward the 12% limit. In the case of a systematic withdrawal plan, 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a systematic withdrawal plan should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

When an exchange is made from Class A or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC.


                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

-  earnings information and estimates
-  stock quote systems
-  trading systems
-  trading measurement services
-  data feeds from stock exchanges
-  software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2005 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.

                  BROKERAGE COMMISSIONS ON AGENCY TRANSACTIONS

            FUND                                         2005           2004           2003
                                                         ----           ----           ----
ICON Consumer Discretionary                          $    558,580   $    556,614   $    570,074

ICON Energy                                          $    647,920   $    262,195   $    204,190

ICON Financial                                       $    668,897   $    447,576   $    528,517

ICON Healthcare                                      $    643,929   $    296,155   $    273,323

ICON Industrials                                     $    346,108   $    295,238   $    307,526

ICON Information Technology                          $  1,145,473   $  1,829,658   $  1,165,910

ICON Leisure and Consumer Staples                    $    790,152   $    461,086   $    406,456

ICON Materials                                       $    450,331   $    300,337   $    297,167

ICON Telecommunication & Utilities                   $    334,458   $    199,039   $    307,525

ICON Asia-Pacific Region                             $     95,533   $     34,434   $     18,012

ICON Europe                                          $     81,963   $     14,336   $     16,101

ICON International Equity                            $     93,554   $     34,717   $     17,708

The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:

                                                                                COMMISSIONS PAID ON
FUND                                            TOTAL AGENCY TRANSACTIONS          TRANSACTIONS
ICON Consumer Discretionary Fund                     $  106,107,719                $    111,060
ICON Energy Fund                                     $   40,360,902                $     30,028
ICON Financial Fund                                  $  171,542,872                $    148,808
ICON Healthcare Fund                                 $  116,452,787                $    102,520
ICON Industrials Fund                                $   45,667,716                $     35,438
ICON Information Technology Fund                     $  260,132,964                $    334,092
ICON Leisure and Consumer Staples Fund               $   55,741,731                $     60,215
ICON Materials Fund                                  $   21,429,118                $     27,956
ICON Telecommunication & Utilities Fund              $   18,508,395                $     30,629
ICON Asia-Pacific Region Fund                        $            0                $          0
ICON Europe Fund                                     $            0                $          0
ICON International Equity Fund                       $            0                $          0

During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:

             FUND                         BROKER            VALUE AS OF 9/30/05
             ----                         ------            -------------------
             ICON Financial Fund      AG Edwards                $  4,315,285
                                      Goldman Sachs Group.      $          0
                                      Morgan Stanley            $          0
                                      Merrill Lynch             $  4,300,635
                                      Bear Stearns              $  4,807,050

                                      JP Morgan                 $          0

                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of April 30, 2006 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



 NAME AND ADDRESS OF RECORD                                                                PERCENTAGE OF
          OWNER                                           FUND NAME                        THE FUND OWNED
Charles Schwab & Co. Inc.                  ICON Energy Fund                                   42.65%
101 Montgomery St.                         ICON Financial Fund                                11.46%
San Francisco, CA  94104-4122              ICON Healthcare Fund                               30.19%
                                           ICON Information Technology Fund                   15.09%
                                           ICON Leisure and Consumer Staples Fund              6.94%
                                           ICON Materials Fund                                13.96%
                                           ICON Telecommunication & Utilities Fund
                                           ICON Asia-Pacific Region Fund                      14.96%
                                           ICON Europe Fund                                   17.21%
                                           ICON International Equity Fund - Class Z           12.42%
                                                                                               5.89%
FTC & Co.
P.O. Box 173736
Denver, CO 80217-3736                      ICON Europe Fund                                    9.44%

IMS & Co.                                  ICON Consumer Discretionary Fund                   66.26%

 NAME AND ADDRESS OF RECORD                                                                PERCENTAGE OF
          OWNER                                           FUND NAME                        THE FUND OWNED
PO Box 173887                              ICON Energy Fund                                    8.12%
Denver, CO  80217-3887                     ICON Financial Fund                                56.41%
                                           ICON Healthcare Fund                                9.36%
                                           ICON Industrials Fund                              62.30%
                                           ICON Information Technology Fund                   35.13%
                                           ICON Leisure and Consumer Staples Fund             53.97%
                                           ICON Materials Fund                                38.19%
                                           ICON Telecommunication & Utilities Fund
                                           ICON Asia-Pacific Region Fund                      50.56%
                                           ICON Europe Fund                                   26.32%
                                           ICON International Equity Fund - Class Z           41.85%
                                           ICON International Equity Fund - Class I           70.76%
                                                                                              63.36%
National Investor Services                                                                     5.29%
55 Water Street Fl. 32                     CON Healthcare Fund                                 5.68%
New York, NY 10041-3299                    ICON Europe Fund

Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 5489
Boston, MA  02206-5489                     ICON International Equity Fund - Class Z           12.56%



These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers.

These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.


Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) (the "Valuation Time") on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of Fund, or each class of Fund in the case of the International Funds, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the International Funds, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the

Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign

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currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a

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particular Fund, shall be allocated by or under the direction of the Board of
Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the

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securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

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                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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     Ba -- Bonds that are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

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RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

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     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(A) (1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the "Initial Registration Statement").

     (2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996 is incorporated by reference from Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 19, 1996 ("Pre-effective Amendment").

     (4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000 is incorporated by reference from Post-Effective Amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

     (6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000 is incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

     (7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (9) Amendment No. 8 to the Master Trust Agreement dated May 14, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (10) Amendment No. 9 to the Master Trust Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

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     (11) Amendment No. 10 to the Master Trust Agreement dated November 14, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

     (12) Amendment No. 11 to the Master Trust Agreement dated November 1, 2004 is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (13) Amendment No. 12 to the Master Trust Agreement dated March 23, 2006 is incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement filed March 24, 2006.

(B) By-Laws dated October 9, 1996, are incorporated by reference from Registrant's Initial Registration Statement.

(C) Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996 are incorporated by reference from Registrant's Initial Registration Statement. Other instruments defining rights of security holders - Not applicable.

(D) Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement filed November 27, 2002.

     (3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

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     (6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (8) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed on November 30, 2005.

(E) Distribution Agreement between Registrant, Meridian Investment Management Corporation, and Meridian Clearing Corporation (now known as ICON Distributors, Inc.) dated December 1, 1999 is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (1) Amendment to Schedule A dated July 9, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Schedule A dated September 1, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (3) Amendment dated January 1, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (4) Amendment to Schedule A dated January 29, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment dated January 29, 2005 to Schedule A to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (6) Amended and Restated Distribution Agreement between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 is filed herewith as exhibit (E)(6).

     (7) Amendment to Schedule A dated May 16, 2006 to the Distribution Agreement for the ICON Funds is filed herewith as exhibit (E)(7).

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(F)  Bonus or profit sharing contracts - Not applicable

(G) (1) Custodian Agreement between Registrant and Firstar Trust Company (now known as US Bank, N.A.) dated October 9, 1996, including Global Custody arrangement with Chase Manhattan Bank effective October 9, 1996 are incorporated by reference from Registrant's Initial Registration Statement.

     (2) Amendment to Custodian Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (3) Amendment to Custodian Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (4) Amendment to Custodian Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (5) Amendment to Custodian Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (6) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is incorporated by reference from Post-Effective Amendment No.12 to Registrant's Registration Statement filed January 29, 2002.

     (7) Amendment to Custodian Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (8) Amendment dated January 29, 2005 to Custodian Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (9) Custodian Agreement between Registrant and Brown Brothers Harriman & Company dated April 6, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

     (10) Special Custody Account Agreement between Registrant, Brown Brothers Harriman & Company, and Jefferies & Company, Inc. dated April 25, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

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(H)  (1) Administrative Services Agreement between Registrant and Meridian
     Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

          (a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant's Registration Statement filed on November 26, 2003.

          (b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (c) Amendment to the Administrative Services Agreement Fee Schedule dated January 31, 2006 is incorporated by reference from Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed November 30, 2005.

     (2) Sub-Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated April 1, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

     (3) Transfer Agent Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Transfer Agent Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Transfer Agent Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Transfer Agent Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Transfer Agent Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Addendum to Transfer Agent Agreement dated July 24, 2002 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (f) Amendment to Transfer Agent Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Transfer Agent Agreement is incorporated by reference from Post-effective Amendment No. 20 to the Registrant's Registration Statement filed January 27, 2005.

     (4) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

     (5) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Fund Accounting Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fund Accounting Servicing Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fund Accounting Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Fund Accounting Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Amendment to Fund Accounting Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Amendment dated January 29, 2005 to Fund Accounting Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (6) Fund Accounting and Financial Administration Services Agreement between the Registrant and BISYS Fund Services, Ohio Inc. dated April 1, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

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     (7) Fulfillment Servicing Agreement between Registrant and Firstar Mutual
     Fund Services LLC (now known as U.S. Bancorp Fund Services LLC) dated November 10, 1998 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) Amendment to Fulfillment Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fulfillment Servicing Agreement dated February 7, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fulfillment Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Schedule A to Fulfillment Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (e) Amendment to Schedule A to Fulfillment Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (f) Amendment to Schedule A to Fulfillment Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Schedule A to Fulfillment Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (8) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

          (i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is filed herewith as exhibit (H)(8)(i).

          (j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is filed herewith as exhibit
          (H)(8)(j).

(I) (1) Opinion and Consent of Kirkpatrick & Lockhart is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (I) (2) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to Class A shares of certain ICON Funds is filed herewith as exhibit (I)(2).

     (J)  (1) Consent of PricewaterhouseCoopers LLP is filed herewith as exhibit
          (J)(1).

          (2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement filed November 30, 2005.

     (K)  Omitted financial statements - Not applicable.

     (L) Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

     (M) Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (1) Amendment to Exhibit A dated September 1, 2002 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (2) Amendment to Amended and Restated Rule 12b-1 Plan dated January 29, 2004 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (3) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is filed herewith as exhibit (M)(3).

          (4) Amendment to Exhibit A dated May 16, 2006 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is filed herewith as exhibit
          (M)(4).

     (N) Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (1) Amendment to Schedule A dated September 1, 2002 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective

          Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (2) Amendment to Schedule A dated January 29, 2004 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (3) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is filed herewith as exhibit (N)(3).

          (4) Amendment to Schedule A dated May 16, 2006 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is filed herewith as exhibit
          (N)(4).

     (O) Code of Ethics effective November 12, 2004 for ICON Funds, the Adviser and related entities is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.


          (1) Revised Code of Ethics dated January 4, 2006 for ICON Funds and ICON Advisers, Inc. is incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement filed March 24, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "The Investment Adviser, Distributor and Other Service Providers."

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant's investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled "The Funds' Investment Manager " in the Prospectuses, and "The Investment Adviser, Distributor and Other Service Providers" in the SAI.

ITEM 27. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. ("IDI") is the Registrant's principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled "The Investment Adviser, Distributor, and Other Service Providers."

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at BISYS Fund Services 3435 Stelzer Road, Columbus, OH 43219 and/or by the Registrant's Custodian (Brown Brothers Harriman) and the Registrant's transfer and shareholder service agent, Boston Financial Data Services, Inc.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 30. UNDERTAKINGS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1993 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 31st day of May, 2006.

Attest:                                 ICON FUNDS


/s/Donald Salcito                       By: /s/Craig Callahan
-------------------------------------       ------------------------------------
Donald Salcito                              Craig T. Callahan
Secretary                                   President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                                       TITLE                DATE
-------------------------------------   -----------------------   ------------



/s/Craig Callahan                       President and Trustee     May 31, 2006
-------------------------------------
Craig Callahan

/s/ R. Michael Sentel*                  Trustee                   May 31, 2006
-------------------------------------


/s/ Glen F. Bergert*                    Trustee                   May 31, 2006
-------------------------------------


/s/ John C. Pomeroy*                    Trustee                   May 31, 2006
-------------------------------------


/s/ Gregory Kellam Scott*               Trustee                   May 31, 2006
-------------------------------------


/s/ Jonathan F. Zeschin*                Trustee                   May 31, 2006
-------------------------------------


/s/Erik L. Jonson                       Vice President, Chief     May 31, 2006
-------------------------------------   Accounting Officer and
Erik L. Jonson                          Chief Financial Officer

/s/Donald Salcito                       Secretary                 May 31, 2006
-------------------------------------
Donald Salcito


By: /s/Donald Salcito
    ---------------------------------
    Donald Salcito
    Attorney-in-Fact*


* Original Powers of Attorney authorizing Donald Salcito, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are incorporated by reference from Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed November 30, 2005.

                                INDEX to EXHIBITS
                                ITEM DESCRIPTIONS

EXHIBIT         DESCRIPTION
-------------   ----------------------------------------------------------------

(E)(6) Amended and Restated Distribution Agreement between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 is filed herewith as exhibit E(6).

(E)(7) Amendment to Schedule A dated May 16, 2006 to the Distribution Agreement for the ICON Funds is filed herewith as exhibit E(7).

(H)(8)(i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is filed herewith as exhibit H(8)(i).

(H)(8)(j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is filed herewith as exhibit H(8)(j).

(I)(2) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to Class A shares of certain ICON Funds is filed herewith as exhibit (I)(2).

(J)(1) Consent of PricewaterhouseCoopers LLP is filed herewith as exhibit J(1).

(M)(3) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is filed herewith as exhibit M(3).

(M)(4) Amendment to Exhibit A dated May 16, 2006 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is filed herewith as exhibit M(4).

(N)(3) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is filed herewith as exhibit N(3).

(N)(4) Amendment to Schedule A dated May 16, 2006 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is filed herewith as exhibit N(4).